Catalyst Small-Cap Insider Buying Fund Class A: CTVAX Class C: CTVCX Class I: CTVIX
Catalyst Insider Buying Fund Class A: INSAX Class C: INSCX Class I: INSIX
Catalyst MLP & Infrastructure Fund Class A: MLXAX Class C: MLXCX Class I: MLXIX
Catalyst Buyback Strategy Fund Class A: BUYAX Class C: BUYCX Class I: BUYIX
Catalyst Growth of Income Fund Class A: CGGAX Class C: CGGCX Class I: CGGIX
Catalyst/MAP Global Equity Fund Class A: CAXAX Class C: CAXCX Class I: CAXIX
Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX
Catalyst Dynamic Alpha Fund Class A: CPEAX Class C: CPECX Class I: CPEIX
Catalyst Enhanced Core Fund (formerly, Catalyst IPOX Allocation Fund) Class A: OIPAX Class C: OIPCX Class I: OIPIX

PROSPECTUS
NOVEMBER 1, 2019

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.CatalystMF.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling a Fund at 1-866-447-4228. Your election to receive reports in paper will apply to all funds held within the fund complex.

You may elect to receive shareholder reports and other communications from a Fund or your financial intermediary electronically by contacting your financial intermediary or, if you are a direct shareholder, by calling the Fund at 1-866-447-4228. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

TABLE OF CONTENTS

FUND SUMMARY: CATALYST SMALL CAP INSIDER BUYING FUND	1
FUND SUMMARY: CATALYST INSIDER BUYING FUND	6
FUND SUMMARY: CATALYST MLP & INFRASTRUCTURE FUND	11
FUND SUMMARY: CATALYST BUYBACK STRATEGY FUND	18
FUND SUMMARY: CATALYST GROWTH OF INCOME FUND	24
FUND SUMMARY: CATALYST/MAP GLOBAL EQUITY FUND	31
FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND	36
FUND SUMMARY: CATALYST DYNAMIC ALPHA FUND	42
FUND SUMMARY: CATALYST ENHANCED CORE FUND	48
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	56
HOW TO BUY SHARES	96
HOW TO REDEEM SHARES	103
VALUING THE FUNDS’ ASSETS	106
DIVIDENDS, DISTRIBUTIONS AND TAXES	107
MANAGEMENT OF THE FUNDS	108
FINANCIAL HIGHLIGHTS	116
APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS	142
PRIVACY NOTICE	145
FOR MORE INFORMATION	146

FUND SUMMARY: CATALYST SMALL CAP INSIDER BUYING FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.87%	0.87%	0.87%
Total Annual Fund Operating Expenses	2.37%	3.12%	2.12%
Fee Waiver and/or Expense Reimbursement [1]	(0.59)%	(0.59)%	(0.59)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.78%	2.53%	1.53%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.78%, 2.53% and 1.53% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$745	$256	$156
1

3	$1,219	$908	$607
5	$1,717	$1,584	$1,085
10	$3,083	$3,389	$2,405

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 260% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of small capitalization U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors or large activist shareholders. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in small-cap stocks which are defined as stocks of companies with less than $4 billion in market capitalization.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders or large activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

2

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Small-Cap Insider Buying Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

3

Annual Total Returns

80%
60%
40%
20%
0%
-20%
-40%
66.73%
20.91%
-27.35%
10.12%
49.33%
-3.78%
-23.99%
15.73%
9.34%
-8.25%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

During the period shown in the bar chart, the highest return for a quarter was 24.70% (quarter ended September 30, 2009), and the lowest return for a quarter was (26.40)% (quarter ended September 30, 2011). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was (5.12)%.

Average Annual Total Returns

(for the periods ended, December 31, 2018)

Class A	1 Year	5 Year	10 Year
Return Before Taxes	(13.58)%	(4.36)%	6.79%
Return After Taxes on Distributions	(13.58)%	(4.42)%	6.54%
Return After Taxes on Distributions and Sale of Fund Shares	(8.04)%	(3.25)%	5.48%
Class C
Return Before Taxes	(8.95)%	(3.94)%	6.70%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	11.97%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
Class I	1 Year	5 Year	Since Inception (3/27/2009)
Return Before Taxes	(8.02)%	(2.98)%	8.28%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses or taxes)	(8.48)%	6.34%	13.61%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	13.99%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	14.56%

4

The Fund has changed its benchmark from the Russell 2000 Index to the S&P SmallCap 600 Index. The S&P 600 Index measures the performance of the small-cap segment of the equity market. The Fund changed its benchmark because the S&P SmallCap 600 Index reflects the Fund’s holdings of small capitalization companies and the Fund is no longer authorized to use the Russell 200 Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2006.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND SUMMARY: CATALYST INSIDER BUYING FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses	1.63%	2.38%	1.38%
Fee Waiver and/or Expense Reimbursement [1]	(0.10)%	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.53%	2.28%	1.28%

1The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.53%, 2.28% and 1.28% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6

YEAR	Class A	Class C	Class I
1	$722	$231	$130
3	$1,050	$733	$427
5	$1,402	$1,261	$746
10	$2,389	$2,709	$1,649

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 220% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

The Advisor uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

7

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid Capitalization Company Risk. To the extent the Fund invests in the stocks of small and mid sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling 1-866-447-4228.

8

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 15.56% (quarter ended March 31, 2013), and the lowest return for a quarter was (19.58)% (quarter ended December 31, 2018). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was 11.93%.

Average Annual Total Returns

(for the periods ended, December 31, 2018)

	1 Year	5 Year	Since* Inception
Class A
Return Before Taxes	(8.51)%	2.17%	8.15%
Return After Taxes on Distributions	(8.51)%	1.83%	7.42%
Return After Taxes on Distributions and Sale of Fund Shares	(5.04)%	1.51%	6.19%
Class C
Return Before Taxes	(3.60)%	2.64%	8.55%
Class I
Return Before Taxes	(2.65)%	N/A	1.93%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	11.67% (Class A and C shares) 13.99% (Class I shares)

* Class A and C shares commenced operations on July 29, 2011. Class I shares commenced operations on June 6, 2014.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

9

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor, serves as the Fund’s Portfolio Manager. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10

FUND SUMMARY: CATALYST MLP & INFRASTRUCTURE FUND

Investment Objective: The Fund’s objective is current income and capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%
Fee Waiver and/or Expense Reimbursement[1]	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.68%	2.43%	1.43%

1 The Fund’s advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.68%, 2.43% and 1.43% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

11

YEAR	Class A	Class C	Class I
1	$736	$246	$146
3	$1,084	$768	$463
5	$1,455	$1,316	$803
10	$2,495	$2,812	$1,764

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal period ended June 30, 2019 was 40% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in the equity securities of the general partners of master limited partnerships (“MLPs”) and the parent companies of general partners of MLPs (collectively, “GPs”). The Fund’s strategy aims to achieve current income and capital appreciation over the long-term. MLPs are publically traded partnerships that predominately operate, or directly or indirectly own, energy related assets. The Fund may also invest in the equity securities of MLPs and other companies engaged in energy related businesses. Most of the entities in which the Fund will invest derive a majority of their revenue from “midstream” energy infrastructure related activities, including treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of MLPs, GPs and other businesses that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization.

The Fund intends to be taxed as a regulated investment company (“RIC”) and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships to 25%.

SL Advisors, LLC (the “Sub-Advisor”), the Fund’s investment sub-advisor, utilizes an investment selection process that includes the analysis of various qualitative and quantitative factors. In evaluating securities for inclusion in the investment portfolio, the Sub-Advisor considers current distribution yield and likely growth prospects of the issuer of the security. Those issuers with a demonstrated history of stable and growing distributions are favored, as are those with well-regarded management teams. Each issuer’s competitive position is also evaluated as is its new projects, its likelihood of successful execution and its impact on future distribution growth. GPs (either directly as a general partner or indirectly as a parent company of a general partner) typically enjoy a share of an MLP’s distributable cash flow (“DCF”) in the form of incentive distribution rights (“IDRs”). IDRs typically provide a GP with an increasing share of an MLP’s DCF up to a maximum of 50%. Not all GPs are at the 50% level of IDR splits, so consideration is given to the likelihood of the GP’s IDR-related share of DCF rising towards this 50% level. Securities will be sold when other appropriate securities are available with superior return prospects.

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The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy: The Fund’s distribution policy is to make twelve monthly distributions to shareholders. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. For more information about the Fund’s distribution policy, please turn to “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies – Catalyst MLP & Infrastructure Fund Distribution Policy and Goals” section in the Fund’s Prospectus.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Distribution Policy Risk. The Fund may, at the discretion of management, target a specific level of monthly distributions (including any return of capital) from time to time. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e., from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

Energy Sector Risk. The Fund focuses its investments in the energy infrastructure sector, which historically has been very volatile. Because of its focus in this sector, the performance of the Fund is tied closely to and affected by developments in the energy sector, such as the possibility that government regulation will negatively impact companies in this sector. Energy infrastructure entities are subject to the risks specific to the industry they serve including, but not limited to, the following:

•	Fluctuations in commodity prices;
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing;
•	New construction risk and acquisition risk which can limit potential growth;
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes;
•	Depletion of the natural gas reserves or other commodities if not replaced;
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•	Changes in the regulatory environment;
•	Extreme weather;
•	Rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and
•	Threats of attack by terrorists.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include American Depositary Receipts (“ADRs”) and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

MLP and MLP-Related Securities. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the

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MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Sector Concentration Risk. The Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk, as described above.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid Capitalization Company Risk. To the extent the Fund invests in the securities of small and mid sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 33.28% (quarter ended June 30, 2016), and the lowest return for a quarter was (30.78)% (quarter ended September 30, 2015). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was 13.86%.

Average Annual Total Returns

(for the periods ended, December 31, 2018)

Class A	1 Year	Since Inception (12/22/14)
Return Before Taxes	(23.37)%	(12.35)%
Return After Taxes on Distributions	(25.08)%	(14.28)%
Return After Taxes on Distributions and Sale of Fund Shares	(13.38)%	(9.47)%
Class C
Return Before Taxes	(19.31)%	(11.64)%
Class I
Return Before Taxes	(18.50)%	(10.81)%
Alerian MLP Total Return Index (reflects no deduction for fees, expenses or taxes)	(12.42)%	(9.81)%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: SL Advisors, LLC (the “Sub-Advisor”) is the Fund’s investment sub-advisor.

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Portfolio Managers: Simon Lack, Managing Partner of the Sub-Advisor, serves as the Fund’s Portfolio Manager and is primarily responsible for the day to day management of the Fund’s portfolio. He has served the Fund in this capacity since the Fund commenced operations in 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST BUYBACK STRATEGY FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.55%	0.55%	0.55%
Total Annual Fund Operating Expenses	1.80%	2.55%	1.55%
Fee Waiver and/or Expense Reimbursement[1]	(0.27)%	(0.27)%	(0.27)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.53%	2.28%	1.28%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.53%. 2.28% and 1.28% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$722	$231	$130
3	$1,084	$768	$463
5	$1,470	$1,331	$819
10	$2,548	$2,865	$1,823

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 752% of the average value of its portfolio.

Principal Investment Strategies:

The Fund invests primarily in the common stocks of U.S. companies that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization.

Catalyst Capital Advisors LLC (“Catalyst” or “Advisor”) uses its proprietary investment model, originally developed by Choice Financial Partners, Inc. d/b/a EquityCompass, to manage the Fund’s investments. The model is based on the premise that stocks of companies that announce share buybacks will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued. This positive signal to the market may cause the value of the shares to rise after the share buyback announcement. In constructing the portfolio, the Advisor utilizes numerous quantitative techniques in identifying share repurchase announcements that it considers the most-favorable. In determining the favorability of a share buyback announcement, the Advisor analyzes a wide array of firm and security specific characteristics in addition to buyback-announcement specific factors including, without limitation, the size of the announced share buyback, the length of time since the announcement has been made, as well as the price reaction, volatility, liquidity, trading patterns, and volume of the underlying shares, post-announcement. The Fund’s portfolio will be actively managed, which is expected to result in significant portfolio turnover in the process of investing in the most favorable buyback situations and exiting less favorable positions. Stocks are typically sold from the portfolio when the Advisor believes that the majority of the excess returns from the buyback announcement have been realized or when more favorable investment opportunities arise.

The Advisor generally attempts to manage risk by including equal-weighted positions in the model portfolio, seeking to limit the potential adverse impact from any one stock, and by implementing size and liquidity constraints in considering a security for inclusion in the model portfolio and other risk measures. However, there may be times (e.g., when certain positions appreciate or

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depreciate significantly or there is a relatively low number of companies doing buybacks) when equal weighting of the Fund’s positions is difficult to maintain.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Buyback Strategy Risk. The share buyback strategy is based on the premise that stocks of companies that announce share buybacks will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued. This positive signal to the market may cause the value of the shares to rise after the share buyback announcement. However, the announcement of a share buyback and other selection criteria used in selecting portfolio securities may not be accurate predictors of future share performance. The Fund’s returns will be adversely affected if the Advisor selects stocks that subsequently decline in value.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Model and Data Risk. The strategy relies heavily on quantitative models (both proprietary models and those supplied by third parties) and information and data supplied by third parties (collectively, “Models and Data”). Models and Data are used to construct sets of transactions and investments to be included in a portfolio, as well as to provide risk management insights.

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When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small and Mid Capitalization Company Risk. To the extent the Fund invests in the stocks of small and mid sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk: Because stocks are generally sold from the portfolio within three to four months after purchase, the Fund may have portfolio turnover rates significantly in excess of 100. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Buyback Strategy Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Class C shares and Class I shares would have similar annual returns to Class A shares because they are invested in the same portfolio of securities; however, the returns for Class C shares and Class I shares would be different from Class A shares because Class C shares and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 7.41% (quarter ended December 31, 2015), and the lowest return for a quarter was (13.06)% (quarter ended December 31, 2018). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was 9.43%.

Average Annual Total Returns
(for the periods ended December 31, 2018)

Class A	1 Year	5 Year	Since Inception (12/31/2013)
Return Before Taxes	(12.75)%	3.42%	3.42%
Return After Taxes on Distributions	(13.50)%	1.31%	1.31%
Return After Taxes on Distributions and Sale of Fund Shares	(7.50)%	1.77%	1.77%
Class C
Return Before Taxes	(8.10)%	3.88%	3.88%
Class I
Return Before Taxes	(7.20)%	4.91%	4.91%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	8.49%
S&P 400 Total Return Index (reflects no deduction for fees, expenses or taxes)	(11.08)%	6.03%	6.03%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

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Portfolio Managers: Michael Schoonover, Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor serve as the Fund’s Portfolio Managers. Messrs. Schoonover and Ashley are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Schoonover has served the Fund in this capacity since the Fund’s inception in 2013 and Mr. Ashley has served the Fund in this capacity since 2018. Previously, Mr. Ashley was the Fund’s Assistant Portfolio Manager since 2017.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, or $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA a 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST GROWTH OF INCOME FUND

Investment Objective: The Fund’s investment objective is income with capital appreciation as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	2.32%	2.32%	2.32%
Total Annual Fund Operating Expenses	3.57%	4.32%	3.32%
Fee Waiver and/or Expense Reimbursement[1]	(2.19)%	(2.19)%	(2.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.38%	2.13%	1.13%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.38%, 2.13% and 1.13% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed either: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example reflects the fee waiver and expense reimbursement for the duration of the waiver/reimbursement period only. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$707	$216	$115
3	$1,415	$1,111	$817
5	$2,142	$2,018	$1,542
10	$4,055	$4,340	$3,464

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 60% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by primarily investing in publicly traded mortgage real estate investment trusts (“REITs”). The Fund may also invest in publicly traded equity and hybrid REITs. The Fund may invest in the common and preferred stock of REITs and may invest in such securities without regard to the market capitalization of the REIT. A mortgage REIT generally lends money to real estate buyers or acquires existing mortgages or mortgage-backed securities (“MBS”) and seeks to earn interest income.

The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate and real-estate related securities.

The Fund’s investment advisor, Catalyst Capital Advisors LLC (the “Advisor”), employs proprietary quantitative screens to rank potential holdings for the Fund based on volatility and liquidity of the security. The Advisor’s investment team then performs a qualitative review of the characteristics of the underlying investments of the REIT to determine whether to invest in the REIT. In conducting its qualitative review, the Advisor reviews third-party research, financial statements, management presentations and news reports regarding the Fund’s potential holdings. The Fund will sell a security when it no longer ranks favorably in the screens or when the Advisor no longer believe it offers attractive risk adjusted returns.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

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Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of the real estate industry. The Fund may be more adversely affected by the underperformance of those securities, may experience increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting those securities than a fund that does not concentrate its investments.

Dividend Risk. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Equity REIT Risk. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Equity REITs also can be affected by rising interest rates. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Issuer Risk. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The Advisor’s judgments about the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests (directly or indirectly) may prove to be incorrect and may not produce the desired results.

Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Medium (Mid) Capitalization Company Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

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Mortgage-Backed Securities Risk. Mortgage-backed securities may represent interests in pools of agency and non-agency residential and commercial mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

The liquidity of mortgage-backed securities may change dramatically over time.

Mortgage REITs Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to decline.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of the preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

REIT and Real Estate Investment Risk. The Fund invests in REITs which expose investors in the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Many REITs utilize leverage (and some may be highly leveraged), which increases investment risk and the risk normally associated with debt financing, and could potentially

27

magnify the Fund’s losses. Rising interest rates could result in higher costs of capital for REITs, which could negatively affect a REIT’s ability to meet its payment obligations or its financing activity, and could decrease the market prices for REITs and for properties held by such REITs

Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. There can be no guarantee the securities held by the Fund will appreciate in value.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered “sub-prime” are more likely to default than those considered “prime” by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the ability to sell these securities.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its Class A, Class C and Class I shares’ average annual returns for the 1-year, 5-year and since inception periods compare over time with those of a broad measure of market performance. Although Class C and Class I shares have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares are different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

The Fund changed its investment strategy effective March 12, 2019. Performance information for the period prior to March 12, 2019 does not reflect the Fund’s current investment strategy.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.55% (quarter ended December 31, 2011), and the lowest return for a quarter was (12.80)% (quarter ended September 30, 2015). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was 10.32%.

Average Annual Total Returns
(for the periods ended December 31, 2018)

Class A	1 Year	5 Year	Since Inception*
Return Before Taxes	(14.45)%	2.84%	7.07%
Return After Taxes on Distributions	(15.14)%	(0.45)%	4.85%
Return After Taxes on Distributions and Sale of Fund Shares	(8.02)%	1.88%	5.42%
Class C
Return Before Taxes	(9.85)%	3.31%	6.95%
Class I
Return Before Taxes	(9.00)%	4.39%	8.51%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	11.60% (Class A and C shares) 11.86% (Class I shares)

* Class A and C shares commenced operations on December 30, 2009. Class I shares commenced operations on November 24, 2010.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable

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entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers: David Miller, Senior Portfolio Manager of the Advisor and Charles Ashley, Portfolio Manager of the Advisor are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Miller is the lead Portfolio Manager of the Fund. They have served the Fund in these capacities since March 12, 2019.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/MAP GLOBAL EQUITY FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.62%	2.37%	1.37%
Fee Waiver and/or Expense Reimbursement[1]	(0.41)%	(0.41)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.21%	1.96%	0.96%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.21%, 1.96% and 0.96% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$691	$199	$98
3	$1,019	$700	$393
5	$1,369	$1,228	$711
10	$2,354	$2,675	$1,611

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 13% of the average value of its portfolio.

Principal Investment Strategies:

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may invest in companies of any market capitalization. The Fund may also write covered call options on its equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, at least 40% of the Fund’s assets will be in securities of issuers domiciled in at least 3 countries outside of the United States. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities. Equity securities include equity securities and options on equity securities.

The Fund’s sub-advisor, Managed Asset Portfolios, LLC, (“MAP” or the “Sub-Advisor”) seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

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Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the buyer of a put option, the Fund assumes the risk of a rise in the market price of the underlying security above the exercise price of the option which will cause a loss of the premium paid for the option.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

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Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 11.14% (quarter ended September 30, 2013), and the lowest return for a quarter was (8.68)% (quarter ended December 31, 2018). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was 13.30%.

Average Annual Total Returns
(for the periods ended December 31, 2018)

Class A	1 Year	5 Year	Since* Inception
Return Before Taxes	(8.62)%	3.78%	6.48%
Return After Taxes on Distributions	(10.52)%	2.78%	5.61%
Return After Taxes on Distributions and Sale of Fund Shares	(3.66)%	2.85%	5.07%
Class C
Return Before Taxes	(3.78)%	4.22%	6.52%
Class I
Return Before Taxes	(2.71)%	N/A	4.02%
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MSCI ACWI (reflects no deduction for fees, expenses or taxes)	(8.93)%	4.82%	6.93% (Class A and C shares) 4.00% (Class I shares)

* Class A and C shares commenced operations on July 29, 2011. Class I shares commenced operations on June 6, 2014.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Managed Asset Portfolios, LLC (“MAP” or the “Sub-Advisor”) serves as the Fund’s Sub-Advisor.

Portfolio Managers: Michael Dzialo, President and Portfolio Manager of the Sub-Advisor, Peter Swan, International Portfolio Manager of the Sub-Advisor, and Karen Culver, Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers. Messrs. Dzialo and Swan, and Ms. Culver are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Dzialo and Swan have served the Fund in this capacity since the Fund commenced operations in 2011 and Ms. Culver has served the Fund in this capacity since 2012.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST/LYONS TACTICAL ALLOCATION FUND

Investment Objective: The Fund's objective is to seek total return from long-term capital appreciation and current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.32%	0.31%	0.31%
Total Annual Fund Operating Expenses	1.82%	2.56%	1.56%
Fee Waiver and/or Expense Reimbursement[1]	(0.29)%	(0.28)%	(0.28)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.53%	2.28%	1.28%

1The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.53%. 2.28% and 1.28% for Class A shares, Class C shares and Class I shares, respectively, for all share classes through October 31, 2020. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$722	$231	$130
3	$1,088	$770	$465
5	$1,478	$1,335	$823
10	$2,567	$2,874	$1,833

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 182% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by combining a tactical allocation process intended to offer downside protection during significant market declines, with a value-based equity investment methodology. The Fund's investment sub-advisor, Lyons Wealth Management, LLC (the “Sub-Advisor”) uses a proprietary quantitative risk model that seeks to remain fully invested in equities continuously, during bull market conditions, and to shift defensive only during sustained periods of heightened equity market risk. This binary model is intended to identify extended time periods over which risk levels are anticipated to remain either acceptable for owning stocks or elevated above expected reward.

Asset allocation between stocks or bonds is determined monthly based on the risk model’s binary output. A positive reading generally indicates that long-term market risk remains at a level the Sub-Advisor believes is currently acceptable for owning stocks, and results in a portfolio allocation to equities. A negative reading indicates that market risk has reached levels the Sub-Advisor believes are typically indicative of long-term, significant market declines, and results in a portfolio shift to fixed income securities. The portfolio may shift allocation at any point during the quarter, but generally reallocation will only occur upon the systematic month-end signal readings. The Sub-Advisor anticipates that the model may sustain a given signal for extended periods of time, potentially for multi-year periods.

The portfolio’s default allocation is equities. While maintaining equity exposure, the Sub-Advisor invests in a concentrated portfolio of stocks selected for earnings efficiency, company strength, and relative value. Stock selection is based on the Sub-Advisor’s proprietary ranking model that ranks stocks according to fundamental criteria. The Fund invests in U.S. domiciled mid-cap, large-cap and mega-cap companies. While maintaining an equity allocation, the portfolio is reconstituted and rebalanced quarterly.

The Fund’s defensive portfolio consists of fixed income securities. Securities are selected for investment based on yields, prices, yield to maturity, duration and risk. The Fund may invest in domestic, investment-grade fixed income securities of any duration and maturity, but it generally will invest in short-term and intermediate-term U.S. Treasury bills and notes with one to ten years to maturity at the time of issuance. These fixed income positions are sold when the risk model

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produces a positive signal, and a new equity portfolio is established based on an updated stock selection model ranking. The Fund actively trades its portfolio, which may lead to higher transaction costs that may offset Fund performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Allocation Risk. The risk that if the Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

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Medium (Mid) Capitalization Stock Risk.   The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

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During the period shown in the bar chart, the highest return for a quarter was 13.05% (quarter ended December 31, 2013), and the lowest return for a quarter was (15.76)% (quarter ended December 31, 2018). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was 3.13%.

Average Annual Total Returns

(for the periods ended December 31, 2018)

Class A	1 Year	5 Years	Since Inception*
Return Before Taxes	(10.42)%	4.65%	9.89%
Return After Taxes on Distributions	(10.97)%	3.34%	8.52%
Return After Taxes on Distributions and Sale of Fund Shares	(5.75)%	3.24%	7.48%
Class C
Return Before Taxes	(5.70)%	5.12%	10.08%
Class I
Return Before Taxes	(4.72)%	N/A	5.73%
Lipper Flexible Portfolio Funds Index	(6.10)%	3.39%	6.03% (Class A and C shares) 2.55% (Class I shares)

* Class A and C shares commenced operations on July 2, 2012. Class I shares commenced operations on June 6, 2014.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Lyons Wealth Management, LLC (“Lyons” or the “Sub-Advisor”) serves as the Fund’s investment sub-advisor.

Portfolio Manager: Mr. Alexander Read, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor and Mr. Matthew Ferratusco, Portfolio Manager and Analyst of the Sub-Advisor, serve as the Fund’s Portfolio Managers.  Messrs. Read and Ferratusco are jointly and primarily responsible for managing the Fund. Mr. Read has served the Fund in this capacity since the Fund commenced operations in 2012. Mr. Ferratusco has served the Fund in the capacity since January 2016.

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Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

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FUND SUMMARY: CATALYST DYNAMIC ALPHA FUND

Investment Objective: The Fund’s objective is long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.20%	0.20%	0.21%
Total Annual Fund Operating Expenses	1.45%	2.20%	1.21%
Fee Waiver and Reimbursement [2]	(0.07)%	(0.07)%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement[2]	1.38%	2.13%	1.13%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.38%, 2.13% and 1.13% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$707	$216	$115
3	$1,001	$681	$376
5	$1,315	$1,173	$657
10	$2,205	$2,528	$1,459

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 113% of the average value of its portfolio.

Principal investment Strategies:

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. In addition to common stocks, other types of equity securities in which the Fund may invest include real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”). Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities defined as common stocks, REITs and ADRs. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group. Using quantitative measures established by the Sub-Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics. In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process. The Sub-Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund. From the universe of stocks, the Sub-Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment. The Fund's investment sub-advisor is Cookson, Peirce & Co., Inc. (the “Sub-Advisor”).

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Real Estate and REIT Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate

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values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Small Capitalization Company Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Dynamic Alpha Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 15.03% (quarter ended December 31, 2013), and the lowest return for a quarter was (15.35)% (quarter ended December 31, 2018). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was 4.85%.

Average Annual Total Returns
(for the periods ended December 31, 2018)

Class A	1 Year	5 Year	Since Inception*
Return Before Taxes	(9.58)%	9.99%	13.78%
Return After Taxes on Distributions	(13.00)%	8.38%	12.27%
Return After Taxes on Distributions and Sale of Fund Shares	(3.12)%	7.73%	11.05%
Class C
Return Before Taxes	(4.81)%	10.46%	13.88%
Class I
Return Before Taxes	(3.81)%	N/A	10.69%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	12.70% (Class A and C shares) 7.85% (Class I shares)

* Class A and C shares commenced operations on December 22, 2011. Class I shares commenced operations on June 6, 2014.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

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Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Cookson, Peirce & Co., Inc. (the “Sub-Advisor”) serves as the Fund’s sub-advisor.

Portfolio Managers: Mr. Bruce W. Miller, Chief Investment Officer of the Sub-Advisor, Mr. Cory S. Krebs, Chief Operating Officer of the Sub-Advisor and Mr. Luke O’Neill, Senior Vice President of the Sub-Advisor, serve as the Fund’s Portfolio Managers. Messrs. Miller, Krebs and O’Neill are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Miller and Krebs have served the Fund in this capacity since the Fund commenced operations in 2011. Mr. O’Neill has served the Fund in this capacity since 2019.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemptions requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY: CATALYST ENHANCED CORE FUND (formerly, Catalyst IPOX Allocation Fund)

Investment Objective: The Fund’s objective is long term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 96 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 61 and Waivers of Up-Front Sales Charge on Class A Shares on page 62.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%	0.99%	0.99%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	3.34%	3.34%	3.34%
Total Annual Fund Operating Expenses	4.58%	5.33%	4.33%
Fee Waiver and/or Expense Reimbursement[1]	(3.09)%	(3.09)%	(3.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	1.49%	2.24%	1.24%

1 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.49%. 2.24% and 1.24% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$718	$227	$126
3	$1,615	$1,319	$1,031
5	$2,520	$2,404	$1,948
10	$4,816	$5,084	$4,294

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 137% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to achieve its investment objective by investing in futures contracts on the S&P 500 Index (the “Index”) (“Index Futures”). Through its investment in Index Futures, the Fund attempts to provide a return (before fees and expenses) that approximates the performance of the Index. The Fund also invests, directly or indirectly through investment in other mutual funds and exchange traded funds (“ETFs”), in a portfolio of fixed income securities and engages in short-term trading of the equity securities of initial public offerings of US companies (“IPOs”) with the objective to provide additional return over the long term. The U.S. Treasury securities held in the fixed income component of the portfolio serves as margin or collateral for the Fund’s futures investments.

Under normal market conditions, the Fund expects to be fully invested in a portfolio of fixed income securities while also maintaining economic exposure to the Index in an amount up to the value of the Fund’s net assets. The Fund could lose money on its investments in fixed income securities, initial public offerings, and its exposure to the Index at the same time.

The fixed income securities in which the Fund may invest, directly or indirectly through investment in other mutual funds and ETFs, includes corporate bonds; convertible bonds; municipal securities; U.S. Government securities; and preferred debt securities. The Fund may invest, indirectly through mutual funds and ETFs, in agency and-non agency residential mortgage backed securities (“RMBS”) and commercial mortgage backed securities (“CMBS”). The Fund’s investment adviser, Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) utilizes fundamental analysis to evaluate investments. The Advisor has broad discretion in purchasing of fixed income securities for the Fund’s portfolio that it believes offer the best alpha generating opportunities. Alpha is the excess return of an investment relative to the return of a benchmark.

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The Fund may invest in securities of any credit quality (including high yield and non-investment grade bonds (i.e., “junk” bonds) and RMBS and CMBS that may hold loans that are in default) and without regard to maturity or duration. The Fund’s portfolio also actively engage in short-term trading equity securities of IPOs. The Fund attempt to purchase the securities directly from underwriters prior to trading on the public exchanges and sell the securities once the securities commence trading.  The Advisor evaluates and selects IPOs for the Fund’s portfolio based on the pedigree of the investment banks underwriting the IPO, the size of the IPO, the business model of the company, and the financial performance of the company prior to the IPO.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The Fund actively trades its portfolio, which may lead to higher transaction costs that may affect Fund performance.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both fixed income and equity securities and are subject to risks associated with both fixed income and equity securities.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the

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market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Futures Contract Risk. The Fund’s use of stock index futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

IPO Risk. The Fund may invest in IPOs at the time of the initial offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, the Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in the Fund. The price of stocks included in the Fund may not continue to appreciate. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leverage Risk. Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share price.

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Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund. Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise. The liquidity of mortgage-backed securities may change over time. Subprime mortgages are riskier and potentially less liquid than other mortgage-backed securities. Mortgage-backed securities issued or guaranteed by private issuers are also known as “nonagency MBS”. Non-agency MBS generally are a greater credit risk than MBS issued by the U.S. government, and the market for non-agency MBS is smaller and may be less liquid that the market for government MBS

Municipal Security Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. Investments in inverse floating rate securities typically involve greater risk than investments in municipal bonds of comparable maturity and credit quality and their values are more volatile than municipal bonds due to the leverage they entail.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

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Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce the Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease the Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Turnover Rate Risk: The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds and ETFs (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investment risks of such Underlying Funds will be similar to the risks of investing in the Fund.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. The Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Performance:

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Catalyst Enhanced Core Fund by showing the total return of its Class A shares for each full calendar year, and by showing how the average annual returns for its Class A, Class C and Class I shares compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

The Fund changed its investment strategy effective November 1, 2019. Performance information for the period prior to November 1, 2019 does not reflect the Fund’s current investment strategy.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 14.34% (quarter ended September 30, 2016), and the lowest return for a quarter was (16.61)% (quarter ended December 31, 2018). The Fund’s Class A shares year-to-date return for the period ended September 30, 2019 was 18.82%.

Average Annual Total Returns
(for the periods ended December 31, 2018)

Class A	1 Year	Since inception (9/30/2015)
Return Before Taxes	(10.30)%	7.96%
Return After Taxes on Distributions	(13.35)%	6.49%
Return After Taxes on Distributions and Sale of Fund Shares	(4.52)%	5.99%
Class C
Return Before Taxes	(5.53)%	9.10%
Class I
Return Before Taxes	(4.53)%	10.20%
S & P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	10.80%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

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Portfolio Managers: David Miller, Senior Portfolio Manager of the Advisor, and Charles Ashley, Portfolio Manager of the Advisor, serve as the Fund’s Portfolio Managers. Mr. Miller is the Lead Portfolio Manager of the Fund. Mr. Miller has served the Fund in this capacity since the Fund commenced operations in 2015 and Mr. Ashley has served the Fund in this capacity since 2018.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval. If the Board decides to change a Fund’s investment objective, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Catalyst Small-Cap Insider Buying Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Insider Buying Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst MLP & Infrastructure Fund	The Fund’s investment objective is current income and capital appreciation.
Catalyst Buyback Strategy Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Growth of Income Fund	The Fund’s investment objective is income with capital appreciation as a secondary objective.
Catalyst/MAP Global Equity Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst/Lyons Tactical Allocation Fund	The Fund's objective is to seek total return from long-term capital appreciation and current income.
Catalyst Dynamic Alpha Fund	The Fund’s investment objective is long-term capital appreciation.
Catalyst Enhanced Core Fund	The Fund’s objective is long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund’s main investment strategies are discussed in the Summary Section for the Fund and are the strategies that the Advisor and/or Sub-Advisor believes are most likely to be important in trying to achieve the Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Funds’ website at www.CatalystMF.com.

Catalyst Small-Cap Insider Buying Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of small capitalization U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors or large activist shareholders. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in small-cap stocks defined as stocks of companies with less

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than $4 billion in market capitalization. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ notice to shareholders of the Fund.

The Advisor uses public information that is filed with the SEC on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders or large activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst Insider Buying Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. The Fund will purchase positions in stocks that are experiencing insider buying by corporate executives, directors, large shareholders or activist shareholders. The Fund may invest in companies of any market capitalization, including smaller-sized companies, but intends to emphasize larger capitalization stocks.

The Advisor uses public information that is filed with the SEC on corporate insider and large shareholder buying and selling activity for its investment decisions. The Advisor’s research and quantitative back-testing of insider trading data over long periods of time has resulted in the development of a proprietary method of analyzing insider trading activity that it believes can provide long-term capital appreciation. The underlying thesis is that corporate insiders and large or activist shareholders know more about the prospects of the company than anybody else.

The Advisor’s investment process focuses on insider identities (position in the company), motivations, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. Stocks are sold when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide the targeted risk adjusted return. The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

Catalyst MLP & Infrastructure Fund

The Fund seeks to achieve its investment objective by primarily investing in the equity securities of general partners (“GPs”) of Master Limited Partnerships (“MLPs”) which are publicly traded partnerships that predominately operate, or directly or indirectly own, energy related assets. The

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Fund may also invest in the equity securities of MLPs and other companies engaged in energy related businesses. The Fund’s strategy aims to achieve current income and capital appreciation over the long-term. Most of the entities in which the Fund will invest derive a majority of their revenue from “midstream” energy infrastructure related activities, including treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal. Under normal conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in securities of MLPs, GPs and other businesses that derive a majority of their revenue from energy infrastructure activities. The Fund may invest in U.S. and foreign issuers of any market capitalization.

The Fund intends to be taxed as a RIC and comply with all RIC-related restrictions, including limiting its investment in entities taxed as limited partnerships to 25%.

The Sub-Advisor utilizes an investment selection process that includes the analysis of various qualitative and quantitative factors. In evaluating securities for inclusion in the investment portfolio, the sub-advisor considers current distribution yield and likely growth prospects of the issuer of the security. Those issuers with a demonstrated history of stable and growing distributions are favored, as are those with well-regarded management teams. Each issuer’s competitive position is also evaluated as is its new projects, its likelihood of successful execution and its impact on future distribution growth. GPs typically enjoy (either directly as a general partner or indirectly as a parent company of a general partner) a share of an MLP’s distributable cash flow (“DCF”) in the form of incentive distribution rights (“IDRs”). IDRs typically provide a GP with an increasing share of an MLP’s DCF up to a maximum of 50%. Not all GPs are at the 50% level of IDR splits, so consideration is given to the likelihood of the GP’s IDR-related share of DCF rising towards this 50% level. Securities will be sold when other appropriate securities are available with superior return prospects.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Distribution Policy and Goals:

The Fund’s distribution policy is to make monthly distributions to shareholders. All income will be distributed monthly regardless of whether such income will be treated as return of capital.

The Fund generally distributes to shareholders substantially all of its net income (for example, interest and dividends) monthly as well as substantially all of its net capital gains (that is, long-term capital gains from the sale of portfolio securities and short-term capital gains from both the sale of portfolio securities and option premium earned) annually. In addition, pursuant to its distribution policy, the Fund may make distributions that are treated as a return of capital. Return of capital is the portion of a distribution that is the return of your original investment dollars in the Fund. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.

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Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the 1940 Act, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the estimated source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

Catalyst Buyback Strategy Fund

The Fund invests primarily in the common stocks of U.S. companies that have announced their intention to repurchase a portion of the company’s outstanding shares. The Fund may invest in companies of any market capitalization.

The Advisor uses its proprietary investment model, originally developed by Choice Financial Partners, Inc. d/b/a EquityCompass Strategies, to manage the Fund’s investments. The model is based on the premise that stocks of companies that announce share buybacks will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued. This positive signal to the market may cause the value of the shares to rise after the share buyback announcement. In constructing the portfolio, the Advisor utilizes numerous quantitative techniques in identifying share repurchase announcements that it considers the most-favorable. In determining the favorability of a share buyback announcement, the Advisor analyzes a wide array of firm and security specific characteristics in addition to buyback-announcement specific factors including, without limitation, the size of the announced share buyback, the length of time since the announcement has been made, as well as the price reaction, volatility, liquidity, trading patterns, and volume of the underlying shares, post-announcement. The Fund’s portfolio will be actively managed, which is expected to result in significant portfolio turnover in the process of investing in the most favorable buyback situations and exiting less favorable positions. Stocks are typically sold from the portfolio when the Advisor believes that the majority of the excess returns from the buyback announcement have been realized or when more favorable investment opportunities arise.

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The Advisor generally attempts to manage risk by including equal-weighted positions in the model portfolio, seeking to limit the potential adverse impact from any one stock, and by implementing size and liquidity constraints in considering a security for inclusion in the model portfolio and other risk measures. However, there may be times (e.g., when certain positions appreciate or depreciate significantly or there is a relatively low number of companies doing buybacks) when equal weighting of the Fund’s positions is difficult to maintain.

Catalyst Growth of Income Fund

The Fund seeks to achieve its investment objective by primarily investing in publicly traded mortgage REITs. The Fund may also invest in publicly traded equity and hybrid REITs. A mortgage REIT generally lends money to real estate buyers or acquires existing mortgages or MBS and seeks to earn interest income. An equity REIT generally owns properties directly and typically generates income from rental and lease payments. Equity REITs offer the potential for growth from property appreciation as well as occasional capital gains from the sale of property. A hybrid REIT holds both properties and mortgages.

The Fund may invest in the common and preferred stock of REITs and may invest in such securities without regard to the market capitalization of the REIT. The Fund invests in REITs generally, which may include, but does not focus on, retail properties, office properties, multifamily properties, hospitality properties, industrial properties, healthcare properties, land, self-storage properties, student housing properties, and data center properties.

The Fund concentrates investments in the real estate industry, meaning that under normal circumstances, it invests over 25% of its assets in real estate and real-estate related securities.

The Advisor employs proprietary quantitative screens to rank potential holdings for the Fund based on volatility and liquidity as measured by trading volume and market capitalization of the security. The Advisor’s investment team then performs a qualitative review of the characteristics of the underlying investments of the REIT such as its balance sheet, mortgage exposure, and hedging, where applicable, to determine the overall allocation to the Fund’s portfolio. In conducting its qualitative review, the Advisor reviews third-party research, financial statements, management presentations and news reports regarding the Fund’s potential holdings. The Fund will sell a security when it no longer ranks favorably in the screens or when the Advisor no longer believe it offers attractive risk adjusted returns.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst/MAP Global Equity Fund

The Fund primarily invests in equity securities of U.S. and foreign issuers, including without limitation sponsored American Depositary Receipts (“ADRs”). The Fund may invest in companies of any market capitalization. The Fund may also write covered call options on its

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equity positions. The allocation of the Fund’s investments to U.S. and foreign issuers and among various levels of market capitalizations may vary substantially depending on various factors, including market conditions, but under normal circumstances includes at least three foreign countries. The allocation of the Fund’s investments between domestic and foreign issuers will vary according to market conditions. However, under normal conditions, a majority of the Fund’s investments will be in securities of issuers domiciled outside of the United States. Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities. Equity securities include equity securities and options on equity securities.

The place of domicile of an issuer is not always clear. The determination of domicile may be based on many factors, such as the company’s country of incorporation, country of headquarter offices, primary exchange, geographic sources of revenue, and geographic location of assets. Domicile is determined at the time of investment.

The Sub-Advisor seeks to invest in attractively valued securities that, in its opinion, represent above-average long-term investment opportunities. The Sub-Advisor seeks investments in securities using a bottom up process to identify temporarily out of favor securities that have an attractive valuation compared to the company’s net assets and earnings power. The Sub-Advisor also seeks securities where there is a catalyst to unlock the intrinsic value of the company. Stocks are subsequently removed from the portfolio when the stock exceeds their estimate of fair market value or when there is a change or deterioration at the company that cause the portfolio managers to believe the stock is no longer attractive relative to other investment opportunities.

Catalyst/Lyons Tactical Allocation Fund

The Fund seeks to achieve its investment objective by combining a tactical allocation process intended to offer downside protection during significant market declines, with a value-based equity investment methodology. The Sub-Advisor uses a proprietary quantitative risk model that seeks to remain fully invested in equities continuously, during bull market conditions, and to shift defensive only during sustained periods of heightened equity market risk. This binary model is intended to identify extended time periods over which risk levels are anticipated to remain either acceptable for owning stocks or elevated above expected reward.

Asset allocation between stocks or bonds is determined monthly based on the risk model’s binary output. A positive reading generally indicates that long-term market risk remains at a level the sub-advisor believes is currently acceptable for owning stocks, and results in a portfolio allocation to equities. A negative reading indicates that market risk has reached extreme levels the Sub-Advisor believes are typically indicative of long-term, significant market declines, and results in a portfolio shift to fixed income securities. The portfolio may shift allocation at any point during the quarter, but generally will only occur upon the systematic month-end signal readings. The Sub-Advisor anticipates that the model may sustain a given signal for extended periods of time, potentially for multi-year periods.

The portfolio’s default allocation is equities. While maintaining equity exposure, the sub-advisor invests in a concentrated portfolio of stocks selected for earnings efficiency, company strength, and relative value. Stock selection is based on the Sub-Advisor’s proprietary ranking model that ranks

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stocks according to fundamental criteria. The Fund invests in U.S. domiciled mid-cap, large-cap and mega-cap companies. While maintaining an equity allocation, the portfolio is reconstituted and rebalanced quarterly.

The Fund’s defensive portfolio consists of fixed income securities. Securities are selected for investment based on yields, prices, yield to maturity, duration and risk. The Fund may invest in domestic, investment-grade securities of any maturity, but it generally will invest in short-term and intermediate-term U.S. Treasury bills and notes with one to ten years to maturity. These fixed income positions are sold when the risk model produces a positive signal, and a new equity portfolio is established based on an updated stock selection model ranking.

Catalyst Dynamic Alpha Fund

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies. In addition to common stocks, other types of equity securities in which the Fund may invest include REITs and ADRs. Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in equity securities defined as common stocks, REITs and ADRs. This is a non-fundamental policy of the Fund and may be changed upon 60 days’ notice to shareholders of the Fund. The Fund is managed using an approach that imposes no limits or restrictions on the market capitalization of its investments. The Fund’s investment strategy focuses on individual stock selection taking into consideration the stock’s industry group. Using quantitative measures established by the Sub-Advisor, the Fund seeks to purchase equities which have stronger relative performance than other equities.

The Fund believes that the whole market approach provides one main advantage: it allows a shareholder to participate in all major areas of the U.S. equity market in a single fund, including companies of all sizes with both growth and value characteristics. In so doing, the Fund uses a proprietary, disciplined and quantitative process so that more stocks can be analyzed on a weekly basis more objectively than by following a more traditional, labor intensive investment process. The Sub-Advisor uses this process to continually analyze equity securities across various industries as candidates for purchase by the Fund. From the universe of stocks, the Sub-Advisor employs a proprietary analysis based on stock and industry strength, volatility and other factors to select particular stocks to buy, sell or hold.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Catalyst Enhanced Core Fund

The Fund seeks to achieve its investment objective by investing in futures contracts on the S&P 500 Index (the “Index”) (“Index Futures”). Through its investment in Index Futures, the Fund attempts to provide a return (before fees and expenses) that approximates the performance of the Index. The Index measures the stock performance of 500 large companies listed on stock exchanges in the United States. The Fund also invests directly or indirectly through investment in other mutual funds and ETFs, in a portfolio of fixed income securities and engages in short-term trading of the equity securities of IPOs with the objective to provide additional return over the long

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term. The U.S. Treasury securities held in the fixed income component of the portfolio serves as margin or collateral for the Fund’s futures investments

Under normal market conditions, the Fund expects to be fully invested in a portfolio of fixed income securities while also maintaining economic exposure to the Index in an amount up to the value of the Fund’s net assets. As a result, the Fund’s total investment exposure (direct investments in fixed income securities, initial public offerings, plus notional exposure to the Index) will typically be equal to approximately 200% of the Fund’s net asset value. The Fund could lose money on its investments in fixed income securities, initial public offerings, and its exposure to the Index at the same time.

The fixed income securities in which the Fund may invest, directly or indirectly through investment in other mutual funds and ETFs, includes corporate bonds; convertible bonds; municipal securities; U.S. Government securities; and preferred debt securities. The Fund may invest, indirectly through mutual funds and ETFs, in agency and-non agency RMBS and commercial CMBS. The Advisor utilizes fundamental analysis to evaluate investments for inclusion in the Fund’s portfolio. The Advisor has broad discretion in purchasing of fixed income securities for the Fund’s portfolio and selects for investment those securities that it believes offer the best alpha generating opportunities. Alpha is the excess return of an investment relative to the return of a benchmark. The Fund may invest in securities of any credit quality (including high yield and non-investment grade bonds (i.e., “junk” bonds) and RMBS and CMBS that may hold loans that are in default) and without regards to maturity or duration. The Fund’s portfolio also actively engages in short-term trading equity securities of IPOs. The Fund attempts to purchase the securities directly from underwriters prior to trading on the public exchanges and sells the securities once the securities commence trading on a public exchange. The Advisor evaluates and selects IPOs for the Fund’s portfolio based on the pedigree of the investment banks underwriting the IPO, the size of the IPO, the business model of the company, and the financial performance of the company prior to the IPO.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, each Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Funds may hold all or a portion of their respective assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

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Manager-of-Managers Order (Catalyst/Lyons Tactical Allocation Fund, Catalyst Buyback Strategy Fund, Catalyst Growth of Income Fund, Catalyst MLP & Infrastructure Fund, Catalyst Enhanced Core Fund and Catalyst Dynamic Alpha Fund Only)

The Trust and the Advisor have applied for and obtained an exemptive order (the “Order”) from the SEC that would permit the Advisor, with the Board’s approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval. The Order permits the Advisor, subject to the approval of the Board, to replace sub-advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders.

NON-PRINCIPAL INVESTMENT STRATEGY

All Funds

In addition to the principal investment strategies discussed above, the Funds may invest in other investment companies, including affiliated funds advised by the Advisor.

Catalyst/Lyons Tactical Allocation Fund

Allocation shifts are expected to occur infrequently and in highly volatile market environments. The potential exists for the market to move in the opposite direction of the Fund’s allocation shifts in the months immediately following (e.g. market rally after shifting to defense, and vice versa). To counteract such adverse market movements, the Fund may employ the short-term use of market index options. At the time of an allocation change between stocks and bonds, the Sub-Advisor may purchase calls (following a defensive shift) or puts (after re-entering stocks). Initial positions will target 1 to 6 months to expiration. The Sub-Advisor may roll option positions based on factors such as market conditions, option pricing and volatility, up to an additional 3 months at the Sub-Advisor’s discretion, with the total time period not to exceed nine months after an allocation shift. Only long option positions will be held. Due to the low frequency of allocation shifts and the imposed use constraints, options trading will be limited in size, scope and cost.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

Not Applicable: -

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	Small-Cap Insider	Insider Buying	MLP & Infra- structure	Growth of Income	Global Equity	Tactical Allocation	Dynamic Alpha	Buyback Strategy	Enhanced Core
Actively Managed Funds Risk	○	○	○	○	○	○	○	○	○
Acquired Fund Risk	○	○	○	○	○	○	○	○	○
ADR Currency Risk	○	○	○	○	○	○	○	○	○
ADRs Risk	○	○	○	○	○	○	○	○	○
Affiliated Investment Company Risk	○	○	○	○	○	○	○	○	○
Allocation Risk	○	○	○	○	○	●	○	○	○
Asset Backed Risk	○	○	○	○	○	○	○	○	○
Asset-Backed and Mortgage Backed Security Risk	○	○	○	○	○	○	○	○	○
Bank Loans Risk	○	○	○	○	○	○	○	○	○
Basic Materials Industry Risk	○	○	○	○	○	○	○	○	○
Business Development Companies (“BDC”) Risk	○	○	○	○	○	○	○	○	○
Buyback Strategy Risk	○	○	○	○	○	○	○	●	○
Call Options Risk	○	○	○	○	○	○	○	○	○
Capacity Risk	○	○	○	○	○	○	○	○	○
Cash or Cash Equivalents Risk	○	○	○	○	○	○	○	○	○
CDOs and CLOs Risk	○	○	○	○	○	○	○	○	○
Changing Fixed Income Market Conditions Risk	○	○	○	○	○	○	○	○	○
Collateralized Bond Obligation Risk	○	○	○	○	○	○	○	○	○
Commodity Risk	○	○	○	○	○	○	○	○	○
Common Stock Risk	○	○	○	○	○	○	○	○	●
Concentration Risk				●
Conflict of Interest – Advisors/Sub-Advisors Risk	○	○	○	○	○	○	○	○	○
Conflict of Interest – Portfolio Manager Risk	○	○	○	○	○	○	○	○	○
Convertible Bond Risk	○	○	○	○	○	○	○	○	●
Convertible Securities Risk	○	○	○	○	○	○	○	○	○
Counterparty Risk	○	○	○	○	○	○	○	○	○
Credit Default Swap Risk	○	○	○	○	○	○	○	○	○
Credit Risk	○	○	○	○	○	○	○	○	●
Credit Risk (for Floating Rate Loans)	○	○	○	○	○	○	○	○	○
Currency Risk	○	○	○	○	○	○	○	○	○
Debt Securities Risk	○	○	○	○	○	○	○	○	○
Derivatives Risk	○	○	○	○	○	○	○	○	○
Dividend Risk				●
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Distribution Policy Risk	○	○	●	○	○	○	○	○	○
Dividend Yield Risk	○	○	○	○	○	○	○	○	○
Duration Risk	○	○	○	○	○	○	○	○	○
Emerging Market Risk	○	○	○	○	○	○	○	○	○
Energy Sector Risk	○	○	●	○	○	○	○	○	○
Equity REIT Risk	○	○	○	●	○	○	○	○	○
Equity Security Risk	●	●	●	○	●	●	●	●	○
ETFs Risk	○	○	○	○	○	○	○	○	●
Exchange Traded Notes Risk	○	○	○	○	○	○	○	○	○
Extension Risk	○	○	○	○	○	○	○	○	○
Fixed Income Risk	○	○		○	○	●	○	○	●
Foreign Currency Risk	○	○	○	○	○	○	○	○	○
Foreign Exchanges Risk	○	○	○	○	○	○	○	○	○
Foreign Investment Risk	○	○	○	○	○	○	○	○	○
Foreign Securities Risk	○	○	●	○	●	○	●	○	○
Forwards Risk	○	○	○	○	○	○	○	○	○
Futures Contract Risk	○	○	○	○	○	○	○	○	○
Futures Risk	○	○	○	○	○	○	○	○	●
Geographic Concentration Risk	○	○	○	○	○	○	○	○	○
Growth Stock Risk	○	○	○	○	○	○	○	○	○
Hedging Risk	○	○	○	○	○	○	○	○	○
Index Risk	○	○	○	○	○	○	○	○	○
Industry Concentration Risk	-	-	-	-	-	-	-	-	-
Inflation-Indexed Bond Risk	○	○	○	○	○	○	○	○	○
Inflation Protected Securities Risk	○	○	○	○	○	○	○	○	○
Interest Rate Risk	○	○	○	○	○	○	○	○	○
Interest Rate Risk (for Floating Rate Loans)	○	○	○	○	○	○	○	○	○
Inverse ETF Risk	○	○	○	○	○	○	○	○	○
Investment Model Risk	○	○	○	○	○	○	○	○	○
Issuer Risk	○	○	○	●	○	○	○	○	○
Issuer Specific Risk	○	○	○	○	○	○	○	○	○
IPO Risk	○	○	○	○	○	○	○	○	●
Junk Bond Risk	○	○	○	○	○	○	○	○	●
Large Capitalization Company Risk	○	●	○	●	●	●	●	●	○
Leverage Risk	○	○	○	○	○	○	○	○	●
Leverage ETF Risk	○	○	○	○	○	○	○	○	○
Liquidity Risk	○	○	○	●	○	○	○	○	●
Litigation Risk	○	○	○	○	○	○	○	○	○
Loan Risk	○	○	○	○	○	○	○	○	○
Machinery and Electrical Equipment Industry Risk	○	○	○	○	○	○	○	○	○
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Management Risk	●	●	●	●	●	●	●	●	●
Market Risk	●	●	●	●	●	●	●	●	●
Market Volatility-Linked ETFs Risk	○	○	○	○	○	○	○	○	○
MBS and CMO Risk	○	○	○	○	○	○	○	○	○
Medium (Mid) Capitalization Stock Risk	○	○	○	●	●	●	●	○	○
Micro Capitalization Risk	○	○	○	○	○	○	○	○	○
MLP, MLP-Related Securities Risks	○	○	●	○	○	○	○	○	○
Model and Data Risk	○	○	○	○	○	○	○	●	○
Mortgage Backed Security Risk	○	○	○	●	○	○	○	○	●
Mortgage REIT Risk	○	○	○	●	○	○	○	○	○
Municipal Security Risk	○	○	○	○	○	○	○	○	●
Non-diversification Risk	●	○	●	●	○	○	●	○	●
Options Market Risk	○	○	○	○	○	○	○	○	○
Options Risk	○	○	○	○	●	○	○	○	○
OTC Trading Risk	○	○	○	○	○	○	○	○	○
Preferred Stock Risk	○	○	○	●	○	○	○	○	○
Prepayment and Extension Risk	○	○	○	○	○	○	○	○	○
Prepayment Risk	○	○	○	○	○	○	○	○	○
Real Estate and REIT Risk	○	○	○	●	○	○	●	○	○
Regulatory Risk	○	○	○	○	○	○	○	○	○
Repurchase and Reverse Repurchase Agreement Risk	○	○	○	○	○	○	○	○	○
Restricted Securities Risk	○	○	○	○	○	○	○	○	○
Risk Management Risk	○	○	○	○	○	○	○	○	○
Sampling Risk	-	-	-	-	-	-	-	-	-
Sector Concentration Risk	○	○	●	○	○	○	○	○	○
Security Risk	●	●	●	●	●	●	●	●	●
Segregation Risk	○	○	○	○	○	○	○	○	○
Short Position Risk	○	○	○	○	○	○	○	○	○
Short Selling Risk	○	○	○	○	○	○	○	○	○
Small Capitalization Company Risk	●	●	○	●	●	○	●	○	○
Small and Mid Capitalization Company Risk	-	●	●	-	-	-	-	●	○
Sovereign Debt Risk	○	○	○	○	○	○	○	○	○
Structured Note Risk	○	○	○	○	○	○	○	○	○
Sub-Prime Mortgage Risk	○	○	○	●	○	○	○	○	●
Swaps Risk	○	○	○	○	○	○	○	○	○
Technology Sector Risk	○	○	○	○	○	○	○	○	○
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Tracking Risk of ETFs	○	○	○	○	○	○	○	○	○
Turnover Rate Risk	●	●	○	○	○	●	●	●	●
Underlying Fund Risk	○	○	○	○	○	○	○	○	●
U.S. Agency Securities Risk	○	○	○	○	○	●	○	○	○
U.S. Government Obligations Risk	○	○	○	○	○	○	○	○	●
Volatility Risk	○	○	○	○	○	○	○	○	○
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Actively Managed Fund Risk. Each Fund is actively managed and does not seek to replicate the performance of the Benchmark. As a result, a Fund’s performance will vary intentionally and perhaps significantly from that of a benchmark.

Acquired Funds Risk. Because a Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds. By investing in acquired funds, you will bear not only your proportionate share of the Fund’s expenses (including operating costs and investment advisory and administrative fees), but also, indirectly, similar expenses and charges of the acquired funds, including any contingent deferred sales charges and redemption charges. Finally, you may incur increased tax liabilities by investing in the Fund rather than directly in the acquired funds.

ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser or sub-adviser (as applicable) may not be able to liquidate the Fund’s holding at the most optimal time, adversely affecting performance.

Each acquired fund is subject to specific risks, depending on the nature of its investment strategy. Acquired funds that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an ADR for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, a Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of

69

the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Funds invest in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating each Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed Security Risk. When a Fund invests in asset-backed securities, including mortgage-backed securities and collateralized mortgage obligations (“CMOs”), the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund’s Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible

70

legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time. The market for non-agency MBS may be smaller and less liquid than the market for government MBS.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Buyback Strategy Risk. The share buyback strategy is based on the premise that stocks of companies that announce share buybacks will perform well because share buybacks are a signal to the market that the management of a company believes the company’s shares are undervalued. This positive signal to the market may cause the value of the shares to rise after the share buyback announcement. However, the announcement of a share buyback and other selection criteria used

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in selecting portfolio securities may not be accurate predictors of future share performance. A Fund’s returns will be adversely affected if the Advisor selects stocks that subsequently decline in value.

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk: At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the

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extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk: A Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Concentration Risk. The Fund may focus its investments in securities to a particular sector or type of securities to the extent the Index is similarly concentrated. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Conflict of Interest - Advisors/Sub-Advisors Risk. The Advisor, Sub-Advisors, and other individuals associated with the Advisor and Sub-Advisors may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.
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•	With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.
•	The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares
•	The Advisor and each Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Funds to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely

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increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. The Funds may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Funds may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for a Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of

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stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless. A Fund may also take short positions, through derivatives, if the Advisor believes the value of a currency is likely to depreciate in value. A “short” position is, in effect, similar to a sale in which the Fund sells a currency it does not own but, has borrowed in anticipation that the market price of the currency will decline. The Fund must replace a short currency position by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund took a short position in the currency.

Debt Securities Risk. When a Fund invests in debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of debt securities. In general, the market price of debt securities with longer maturities

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will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing a Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Pools will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction

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with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Distribution Policy Risk. The Funds’ distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of a Fund’s current net asset value per share. Shareholders receiving periodic payments from a Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each monthly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

Dividend Risk. There is no guarantee that issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers

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located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Energy Sector Risk. A Fund may focus its investments in the energy infrastructure sector, which historically has been very volatile. Risks of energy related securities include the risks that a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of energy related securities. To maintain or grow their revenues, these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of energy related securities may be adversely affected if an MLP, or the companies to whom it provides the service, are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline. Various governmental authorities have the power to enforce compliance with regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy related securities. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of energy related securities. energy related securities are also subject to risks that are specific to the industry they serve. Energy related entities that provide crude oil, refined product, natural gas liquids and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Equity REIT Risk. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Equity REITs also can be affected by rising interest rates. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

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Exchange Traded Notes (“ETNs”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. When a Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Exchanges Risk: A portion of the derivatives trades made by a Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Foreign Securities Risk. Since a Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby a Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. The Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Futures Contract Risk. The successful use of futures contracts draws upon the adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Risk. A Fund’s use of stock index futures as a substitute for stocks or to enhance returns involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract

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may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which the Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund's net asset value may be more volatile than a more geographically diversified fund.

Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Hedging Risk. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Industry Concentration Risk. A Fund that concentrates its investments in an industry or group of industries is more vulnerable to adverse market, economic, regulatory, political or other developments affecting such industry or group of industries than a fund that invests its assets more broadly.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at

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maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in a Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on the Fund’s shares will fall and the value of the Fund’s assets may decrease, which will cause the Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

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Inverse ETF Risk: Investing in inverse ETFs may result in increased volatility due to a Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Investment Model Risk. Like all quantitative analysis, the Advisor’s or Sub-Advisor’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in short term effectiveness of the mathematical model. No assurance can be given that the fund will be successful under all or any market conditions.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

IPO Risk. A Fund may invest in IPOs at the time of the offering and in post-IPO trading. The stocks of such companies are unseasoned equities lacking a trading history, a track record of reporting to investors and widely available research coverage. IPOs are thus often subject to extreme price volatility and speculative trading. Due to limited shares available on the IPO, a Fund purchases most of its holdings in post-IPO trading. These stocks may have above-average price appreciation in connection with the initial public offering prior to inclusion in a Fund. The price of stocks included in a Fund may not continue to appreciate and the performance of these stocks may not replicate the performance exhibited in the past. In addition, IPOs share similar liquidity risks as private equity and venture capital. Such liquidity risks exist when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often include large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that lock-up shares are released.

Issuer Risk. The value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and

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principal (credit quality risk). If that happens, the value of the bond may decrease, and a Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce a Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease a Fund’s share price.

Large Capitalization Company Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact the Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject the Funds to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are

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subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Funds invest may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s or Sub-Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

MBS and CMO Risk. MBS and CMOs are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor's and/or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior

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to maturity at faster or lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities. Investments in MLPs and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and

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expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation

Model and Data Risk. A Fund’s strategy may rely heavily on quantitative models (both proprietary models and those supplied by third parties) and information and data supplied by third parties (collectively, “Models and Data”). Models and Data are used to construct sets of transactions and investments to be included in a portfolio, as well as to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the Advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of a Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on a Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Mortgage REITs Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. Mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds, which is the risk that the borrower will not be able to make timely interest and principal payments on the loan to the mortgage REIT. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT. Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing

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or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a mortgage REIT’s investment in fixed rate obligations can be expected to decline.

Municipal Security Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will to pay interest or repay principal. In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of the Fund may therefore, be more dependent on the analytical abilities of the Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect the Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Non-diversification Risk. The Funds are non-diversified. This means that they may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of a Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

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Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, a Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, a Fund will lose money if the value of the security falls below the strike price. If unhedged, a Fund’s written calls expose the Fund to potentially unlimited losses.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment and Extension Risks for Floating Rate Loans. Prepayment risk on fixed rate investments is the risk that principal on loan or other obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. During periods of declining interest rates, borrowers or issuers may exercise their option to prepay principal earlier than scheduled. For fixed rate loans, such payments often occur during periods of declining interest rates, forcing a Fund to reinvest in lower yielding investments, resulting in a possible decline in the Fund’s income. This is known as prepayment or ‘‘call’’ risk. Below investment grade loans may have call features that allow the issuer to redeem the loan at dates prior to its stated maturity but, for a period of time after issuance, at a specified price greater than par (“call protection”). Senior loans and other loans are typically prepayable at the borrower’s option, without call protection, although some loans will have limited call protection in the first one or two years, especially in situations where the loan is refinanced at a lower cost. Floating rate loans typically have no or limited call protection and may be prepaid partially or in full at certain times and, in certain circumstances, without penalty. If a floating rate loan is prepaid, a Fund may realize proceeds that are less than the value that had been assigned to the loan and/or may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid.

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Extension risk is also the risk that an issuer will exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in investments paying higher yields.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of the Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

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Risk Management Risk. The measures that the Advisor, Sub-Advisors or portfolio manager use to monitor and manage the risks of the Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sampling Risk. An index Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Concentration Risk. A Fund typically concentrates its investments in the energy sector and, therefore, is more susceptible to energy sector risk, as described above.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. A Fund may invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. In order to secure its obligations to cover its short positions on options, a Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause a Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Position Risk: A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

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Small Capitalization Company Risk. To the extent a Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Small and Mid Capitalization Company Risk. To the extent the Fund invests in the securities of small and mid sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the market for sub-prime notes and reduce a Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. A Fund may use swaps to enhance returns and manage risk. A Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic

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events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund's potential for loss and, therefore, amplify the effects of market volatility on the Fund's share price.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Risk of ETFs. The ETFs in which a Fund may invest will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund may invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Rate Risk: A Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. Additional risks of investing in ETFs and mutual funds are described below:

•	Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment
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objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

•	ETF Tracking Risk: Investment in a Fund should be made with the understanding that the passive ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs’ ability to track their applicable indices.
•	Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the adviser correctly predict short term market movements. If the Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.
•	Management Risk: When a Fund invests in Underlying Funds there is a risk that the investment advisors of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.
•	Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the adviser to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.
•	Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

U.S. Agency Securities Risk. A Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

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U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. A Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in the Funds’ portfolios is found in the Statement of Additional Information (“SAI”).

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries

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may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C and Class I shares. Each Class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”.  Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee for the Class C shares of 1.00%.

The up-front Class A sales charge and the commissions paid to dealers for the Funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
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$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers” for more information.

(2) The Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

For each Fund, if you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Catalyst Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely at the Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of Catalyst Funds’ investments held by the members of your immediately family, including the value of Funds’ investments held by you or them in individual retirement plans, such

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as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 866-447-4228. Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds

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at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time. Information about Class A sales charges and breakpoints is available on the Funds’ website at www.CatalystMF.com.

Class C Shares

You can buy Class C shares at NAV. Class C shares are subject to a 12b-1 fee of 1.00% of the Fund’s average daily net assets. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

Each Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows each Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares - Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b 1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares - Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 1-866-447-4228 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For

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example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the appropriate Fund to the following address:

Catalyst Funds
c/o Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third-party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of a Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum

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subsequent investment in a Fund is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. The Funds may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Funds at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Funds is $50. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds
c/o Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha NE 68130

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order,

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and the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in good order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail or telephone. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good form, should be addressed to:

Catalyst Funds
c/o Gemini Fund Services, LLC
17645 Wright Street, Suite 200
Omaha NE 68130

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“Good form” means your request for redemption must:

Include the Fund name and account number;

Include the account name(s) and address;

State the dollar amount or number of shares you wish to redeem; and

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Funds may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-866-447-4228 if you have questions. At the discretion of the Funds, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 1-866-447-4228. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Redemptions in Kind: The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of a Fund’s assets. The securities will be chosen by a Fund and valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

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Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 1-866-447-4228. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if a Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Because each Fund incurs certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in a Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund in the Catalyst Family of Funds (including Catalyst Funds offered by a separate prospectus). For example, you can exchange Class A shares of the Small-Cap Insider Buying Fund for Class A shares of the Buyback Strategy Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss. Please read the current prospectus for any Catalyst fund into which you are exchanging before investing. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received.  You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares.

Converting Shares

Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Advisor or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee based or wrap fee program’s policies.

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An investor may directly or through his or her financial intermediary contact the Funds to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class.

Class C shares convert automatically to Class A shares after ten years, provided that the financial intermediary through which you purchased Class C shares has records verifying that the Class C shares have been held for at least ten years. Class A shares are available for purchase by persons in your state or territory of residence and the shares are not subject to a CDSC. You should consult your financial representative for more information about eligibility for Class C share conversion.

All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any front-end sales load. A share conversion within a Fund will not result in a capital gain or loss for federal income tax purposes. The Funds may change, suspend or terminate this these conversion features at any time.

VALUING THE FUNDS’ ASSETS

Each Fund’s assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Securities trading on overseas markets present time zone arbitrage opportunities when events effecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. The NAV for a Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. The Small-Cap Insider Buying Fund, Insider Buying Fund, Global Equity Fund, Tactical Allocation Fund, Dynamic Alpha Fund, Enhanced Core Fund and Buyback Strategy Fund intend to make annual dividend distributions; and the Growth of Income Fund intends to make quarterly distributions if applicable. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Please refer to the sections heading “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Strategies –Distribution Policy and Goals” and “Additional Information About the Fund’s Principal Investment Strategies and Related Risks – Principal Investment Risks” for the Catalyst/MLP & Infrastructure Fund for a detailed description of the Funds’ distribution policy and tax consequences.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

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MANAGEMENT OF THE FUNDS

Advisor

Catalyst Capital Advisors LLC, a New York limited liability company located at 36 North New York Avenue, Huntington, NY serves as Advisor to the Funds. The Advisor was formed on January 24, 2006. Management of the Funds is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisors of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. Under the terms of the management agreement, Catalyst Capital Advisors LLC is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Portfolio Managers:

David Miller - Senior Portfolio Manager of the Advisor (Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund and Catalyst Enhanced Core Fund)

David Miller is a senior portfolio manager and co-founder of Catalyst Capital Advisors LLC and has been responsible for the day-to-day management of the Small-Cap Insider Buying Fund, Insider Buying Fund and Enhanced Core Fund since their inceptions. Prior to founding the Advisor, Mr. Miller was the CEO of Investment Catalyst, an investment newsletter he founded in 2005. The Investment Catalyst newsletter worked to identify undervalued stocks with a near term catalyst for appreciation. Mr. Miller was a trader with UBS, working on the equity derivatives desk from July 2002 until December 2002. Mr. Miller was the CEO of MovieDaze Media Group, a search engine marketing company that he co-founded in 2003 and sold in 2006. He received a BS in Economics from the University of Pennsylvania, Wharton School and a MBA in Finance from the University of Michigan, Ross School of Business.

Michael Schoonover - Portfolio Manager of the Advisor (Catalyst Buyback Strategy Fund)

Mr. Schoonover has served as a portfolio manager of Catalyst since November 2013. Mr. Schoonover has been the Chief Operating Officer of Catalyst since 2017, and a Vice President of Mutual Fund Series Trust, Mutual Fund and Variable Insurance Trust, and AlphaCentric Prime Meridian Income Fund since 2018. He began his association with the Advisor in 2011 as a research consultant supporting the implementation and back testing of quantitative strategies.  In March 2013, he became a senior analyst at the Advisor to provide investment research for several mutual funds. From 2005 to 2011, he served in various technical and scientific management roles with the

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Perrigo Company. Mr. Schoonover has an MBA with high distinction from the University of Michigan Ross School of Business and a BS from the University of Michigan.

Charles Ashley – Portfolio Manager of the Advisor (Catalyst Buyback Strategy Fund and Catalyst Enhanced Core Fund )

Mr. Ashley has served as a portfolio manager of Catalyst since November 2017. Mr. Ashley joined Catalyst in February 2016 as a senior analyst to provide investment research and assist with the day-to-day management of several mutual funds. Prior to joining the Advisor, he was the Executive Vice President of Absocold Corporation, a privately held white goods manufacturer, since 2013. From 2006 to 2013, he served in various sales and management roles with Absocold Corporation. His previous experience also includes equity sales and equity research at BMO Capital Markets in 2012. Mr. Ashley has an MBA from the University of Michigan Ross School of Business and a B. A. from the Michigan State University Eli Broad College of Business.

Sub-Advisor: MLP Fund

SL Advisors, LLC (“SL Advisors”) a New Jersey limited liability company located at 210 Elmer Street, Westfield, NJ, is the investment sub-advisor to the Fund. As of June 30, 2016, SL Advisors managed approximately $108 million in assets. In addition to serving as the investment sub-advisor to the Fund, SL Advisors provides investment advice to individuals, family offices and institutions. SL Advisors is controlled by Simon Lack.

Under the supervision of the Advisor, SL Advisors is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, SL Advisors is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay SL Advisors 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers: MLP Fund

Simon Lack is primarily responsible for the day-to-day management of the Fund’s portfolio.

Simon Lack –Founder and Managing Partner of SL Advisors

Following 23 years with JPMorgan, in 2009 Simon Lack founded SL Advisors, LLC, an SEC Registered Investment Adviser. SL Advisors manages investments in energy infrastructure, including the Catalyst MLP & Infrastructure Fund (MLXIX), the American Energy Independence Fund (USAI), and separately managed accounts. Prior to this, much of Simon Lack’s 23-year career with JPMorgan was spent in North American Fixed Income Derivatives and Forward FX trading, a business that he ran successfully through several bank mergers ultimately overseeing 50 professionals and $300 million in annual revenues. Simon Lack sat on JPMorgan’s investment committee allocating over $1 billion to hedge fund managers and founded the JPMorgan Incubator Funds, two private equity vehicles that took economic stakes in emerging hedge fund managers. Simon chairs the Memorial Endowment Trust Investment Committee of St. Paul’s Episcopal Church in Westfield, NJ. He is the author of The Hedge Fund Mirage: The Illusion of Big Money and Why It’s Too Good to Be True, published in 2012 to widespread praise from mainstream financial press including The Economist, Financial Times and Wall Street Journal, and Bonds Are

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Not Forever: The Crisis Facing Fixed Income Investors (September 2013). Simon is a CFA Charterholder and a member of the New York Society of Security Analysts’ Market Integrity Committee, and makes regular media appearances discussing energy infrastructure. Simon is a contributor to Forbes.com and Seeking Alpha.

Sub-Advisor: Catalyst/MAP Global Equity Fund

Managed Asset Portfolios, LLC (“MAP” or “Sub-Advisor”) a Delaware limited liability corporation located at 950 West University, Suite 100, Rochester, MI 48307, is the investment sub-advisor to the Fund. In addition to serving as a Sub-Advisor, MAP provides investment advice to high net worth individuals, institutions, pension and profit sharing plans and charitable organizations. MAP is controlled by Michael Dzialo.

Subject to the oversight and approval of the Advisor, MAP is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, MAP is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay MAP 50% of the management fees that the Advisor receives from the applicable Fund.

Portfolio Managers: Catalyst/MAP Global Equity Fund

Michael Dzialo, Peter Swan and Karen Culver are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

Michael S. Dzialo - President and Portfolio Manager of MAP

Michael Dzialo has served as President and portfolio manager since founding the firm in 2000. He has served as portfolio manager of the Global Equity Fund since its inception. Prior to founding MAP, Mr. Dzialo worked at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1987 to 2000. Mr. Dzialo has a Bachelor of Science degree in Finance and Graduate Studies in Finance from Wayne State University.

Peter J. Swan - International Portfolio Manager of MAP

Peter Swan has served as international portfolio manager of MAP since 2002. He has served as portfolio manager of the Global Equity Fund since its inception. Prior to joining MAP, Mr. Swan worked at Pacific Growth Equities from 1999 to 2002 and at H&R Block Financial Advisors (formerly OLDE Discount Corp.) from 1994 to 1999. Mr. Swan has Bachelor of Science degrees in Business Administration and Agriculture from the University of Arkansas.

Karen Culver - Portfolio Manager and Senior Research Analyst of MAP

Karen Culver has served as a Portfolio Manager of MAP and as a portfolio manager of the Global Equity Fund since 2012. Ms. Culver joined MAP in 2001. She served as Senior Research Analyst between 2001-2010 and Assistant Portfolio Manager and Senior Research Analyst between 2010 and 2012.

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Sub-Advisor: Catalyst/Lyons Tactical Allocation Fund

Lyons Wealth Management, LLC, (“Lyons” or the “Sub-Advisor”) located at 1470 Gene Street, Winter Park, FL 32789 is the investment sub-advisor to the Fund. The Sub-Advisor was founded in 2009 and is a registered investment advisor providing customized investment management services to high net worth individuals and associated trusts, estates, pension and profit sharing plans.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Fund’s portfolio. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Lyons 50% of the net management fees that the Advisor receives from the Fund.

Portfolio Managers: Tactical Allocation Fund

Alexander Read and Matthew Ferratusco are primarily and jointly responsible for the day-to-day management of the Tactical Allocation Fund’s portfolio.

Alexander Read - President, Chief Executive Officer and Chief Investment Officer of Lyons

Mr. Read has been the Chief Executive Officer and Chief Investment Officer of Lyons since 2009, and is responsible for overseeing the development, management and distribution of the firm’s investment strategies. He is the lead member of the firm’s investment committee on equities and derivatives. Mr. Read was a wealth manager for the private client group at Merrill Lynch, managing both institutional and individual assets. In 1997, he transitioned to become the Chief Executive Officer and lead portfolio manager of his own firm focusing on derivative overlay strategies for high net worth clients with concentrated stock positions. Mr. Read is a graduate of the Phillips Exeter Academy, holds a BA in Economics from Lake Forest College, and also completed the Executive Management Program at Rollins College. Mr. Read designed and has continued to develop the option trading strategy over the course of his 20 years career.

Matthew Ferratusco, CIPM – Portfolio Manager & Analyst of Lyons

Mr. Ferratusco has served as Portfolio Manager and Analyst for Lyons Wealth Management, LLC since 2015, responsible for the firm’s portfolio analysis, equity research and performance measurement and reporting. He is a member of the equity portfolio management team and investment committee. From 2011 to 2015, Mr. Ferratusco served as an analyst, performing roles in sales and marketing in addition to his research and analysis functions. Prior to joining Lyons, he served as a market and currency analyst for FX Renew May 2011 to September 2011 and as an independent consultant in the motor sports industry from 2004 to 2011. Matt holds the CIPM® (Certificate in Investment Performance Measurement) designation. He holds a BS in Finance from the University of Central Florida.

Sub-Advisor: Catalyst Dynamic Alpha Fund

Cookson, Peirce & Co., Inc., (“CP” or the “Sub-Advisor”) located at 555 Grant Street, Suite 380, Pittsburgh, PA 15219 is the investment sub-advisor to the Fund. The Sub-Advisor was founded

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in 1984 and is a registered investment adviser. Over the last 20 years, the Sub-Advisor has managed the assets of some of the country’s most prominent families and institutions.

Subject to the oversight and approval of the Advisor, the Sub-Advisor is primarily responsible for the day-to-day management of the Funds’ portfolios. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay CP a minimum of 50% of the net management fees that the Advisor receives from the Fund.

Portfolio Managers: Catalyst Dynamic Alpha Fund

Bruce Miller, Cory Krebs and Luke O’Neill are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio, including updating the quantitative model, analysis of individual securities and sectors, security selection, trading and reporting.

Bruce W. Miller, CFA - Chief Investment Officer and Secretary of CP

Mr. Miller has served as Chief Investment Officer and Secretary of the Sub-Advisor since 2006. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining the Sub-Advisor in 1987 as a portfolio manager, Mr. Miller was a consultant to small business owners through the Small Business Development Center at Clarion University. After nearly ten years with the Sub-Advisor, Mr. Miller left to join the Fragasso Group, an investment firm, where he created an in-house portfolio management department. He rejoined the Sub-Advisor in April 1999 and became an owner in 2002. Mr. Miller graduated from Slippery Rock University with a Bachelor of Science degree in Business Administration with a major in Finance in 1983. Mr. Miller then attended Kent State University and received his M.B.A. with a concentration in Finance and Information Systems. Mr. Miller was awarded the Chartered Financial Analyst designation by the CFA Institute in September of 1991.

Cory S. Krebs, CFA – Chief Operating Officer, Executive Vice President and Portfolio Manager of CP

Mr. Krebs has served as Chief Operating Officer of the Sub-Advisor since 2016, and as a Portfolio Manager of the Sub-Advisor since 2003. He has been an Executive Vice President, a shareholder and a member of the Board of Directors of the Sub-Advisor since 2013. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining the Sub-Advisor in 2003, Mr. Krebs was an Equity Trader with Laurel Capital Advisors, an investment subsidiary of Mellon Financial Corporation, from 1998 to 2003. Mr. Krebs had also previously worked in the financial services industry for Federated Investors Inc. and American Express Financial Advisors. Mr. Krebs pursued his undergraduate studies at the University of Pittsburgh, completing a Bachelor of Arts degree in Economics in 1996. He has since obtained a M.B.A. degree with a concentration in Finance from the Katz Graduate School of Business at the University of Pittsburgh. Mr. Krebs was awarded the Chartered Financial Analyst designation by the CFA Institute in October 2007.

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Luke O’Neill – Portfolio Manager

Luke J. O’Neill has served as Senior Vice President and a member of the Investment Committee of the Sub-Advisor since 2018. He is jointly responsible for the day-to-day management of the Fund’s portfolio. Prior to joining the Sub-Advisor in 2018, Mr. O’Neill was a Director of the Investment Strategy Team and Head of Product Development and Management at Mellon Capital Management, a large institutional investment manager within BNY Mellon from September 2012 through December 2017. Prior to that, he served as Executive Director and Head of Manager Research at Morgan Stanley Investment Management, and as Vice President and Head of Manager Research at Wilshire Associates. Mr. O’Neill graduated from Geneva College in 1997 with a Bachelor of Science degree in Applied Mathematics. He also received a Master of Science in Organizational Leadership from Geneva College in 1999. In 2004, he graduated with an MBA in Finance, Accounting, and Marketing from the Tepper School of Business at Carnegie Mellon University. In 2006, Luke was awarded the Chartered Financial Analyst (CFA) designation.

Advisory Fees

Each Fund is authorized to pay the Advisor an annual fee based on its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses, such as regulatory inquiry and litigation expenses) at a certain level through October 31, 2019. Fee waivers and expense reimbursements are subject to possible recoupment from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment, and the repayment is approved by the Board of Trustees.

The following table describes (i) the contractual advisory fee, (ii) the advisory fees, after waivers, as a percentage of each Fund’s average net assets, received by the Advisor for each Fund’s most recent fiscal year (or period for Fund’s in operation less than one full fiscal year) and (iii) the expense limitation for each Fund.

	Contractual Advisory Fee	Net Advisory Fee Received	Expense Limitation*
Small-Cap Insider Fund	1.25%	0.65%	Class A – 1.78% Class C – 2.53% Class I – 1.53%
Insider Buying Fund	1.00%	0.89%	Class A – 1.53% Class C – 2.28% Class I – 1.28%
MLP & Infrastructure Fund	1.25%	1.19%	Class A – 1.68% Class C – 2.43% Class I – 1.43%
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Buyback Strategy Fund	1.00%	0.72%	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Growth of Income Fund	1.00%	(1.18)%	Class A – 1.38% Class C – 2.13% Class I – 1.13%
Global Equity Fund	1.00%	0.67%	Class A – 1.21% Class C – 1.96% Class I – 0.96%
Tactical Allocation Fund	1.25%	0.98%	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Dynamic Alpha Fund	1.00%	0.91%	Class A – 1.38% Class C – 2.13% Class I – 1.13%
Enhanced Core Fund	0.99%	(1.61)%	Class A – 1.49% Class C – 2.24% Class I – 1.24%

* Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed the lesser of: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or each Fund’s respective Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the SAI entitled “Additional Compensation to Financial Intermediaries” for more information.

The Trust’s annual report to shareholders for the period ended June 30, 2019 contains discussions regarding the basis of the Board’s renewal of the management agreement with the Advisor for the Small Cap Insider Buying Fund, Insider Buying Fund, Growth of Income Fund, Buyback Strategy Fund, Dynamic Alpha Fund, Global Equity Fund, MLP & Infrastructure Fund, Enhanced Core Fund and Tactical Allocation Fund. The Trust’s annual report to shareholders for the period ended June 30, 2019 also contains discussions regarding the basis of the Board’s approval of the sub-advisory agreement between the Advisor and MAP for the Global Equity Fund and between the Advisor and Lyons for the Tactical Allocation Fund, and between the Advisor and Cookson, Peirce & Co., Inc. with respect to the Dynamic Alpha Fund. The Trust’s semi-annual report to shareholders for the period ended December 31, 2018 contains discussions regarding the basis for

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the Board’s renewal of the sub-advisory agreement between the Advisor and SL Advisors with respect to MLP & Infrastructure Fund.

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FINANCIAL HIGHLIGHTS

Catalyst Small-Cap Insider Buying Fund

The following table is intended to help you better understand the financial performance of the Catalyst Small-Cap Insider Buying Fund since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.79	$13.96	$12.39	$15.23	$18.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.23)	(0.16)	0.07	0.02	0.07
Net realized and unrealized gain (loss) on investments	(1.62)	2.99	1.59	(2.78)	(3.14)
Total from investment operations	(1.85)	2.83	1.66	(2.76)	(3.07)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.09)	(0.08)	(0.01)
Total distributions	—	—	(0.09)	(0.08)	(0.01)

Net asset value, end of year	$14.94	$16.79	$13.96	$12.39	$15.23

Total return (B)	(11.02)%	20.27%	13.38%	(18.13)%	(16.74	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,519	$10,648	$11,145	$17,356	$41,704
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.37%	2.20%	2.13%	1.95%	1.79%
Expenses, net waiver and reimbursement (D)	1.77%	1.75%	1.75%	1.75%	1.68%
Net investment income (loss), before waiver and reimbursement (D)(E)	(2.03)%	(1.49)%	0.14%	(0.06)%	0.33%
Net investment income (loss), net waiver and reimbursement (D)(E)	(1.43)%	(1.04)%	0.51%	0.14%	0.44%
Portfolio turnover rate	260%	188%	228%	189%	214%

	Class C
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	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$15.97	$13.38	$11.89	$14.63	$17.71

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.33)	(0.26)	(0.03)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	(1.54)	2.85	1.52	(2.67)	(3.03)
Total from investment operations	(1.87)	2.59	1.49	(2.74)	(3.08)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	—
Total distributions	—	—	—	—	—

Net asset value, end of year	$14.10	$15.97	$13.38	$11.89	$14.63

Total return (B)	(11.71)%	19.36%	12.53%	(18.73)%	(17.39	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$2,286	$3,469	$3,943	$6,213	$13,702
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	3.12%	2.95%	2.88%	2.70%	2.54%
Expenses, net waiver and reimbursement (D)	2.52%	2.50%	2.50%	2.50%	2.43%
Net investment loss, before waiver and reimbursement (D,E)	(2.78)%	(2.24)%	(0.61)%	(0.80)%	(0.42)%
Net investment loss, net waiver and reimbursement (D,E)	(2.18)%	(1.79)%	(0.24)%	(0.60)%	(0.31)%
Portfolio turnover rate	260%	188%	228%	189%	214%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.87	$14.02	$12.46	$15.39	$18.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.18)	(0.13)	0.10	0.05	0.13
Net realized and unrealized gain (loss) on investments	(1.64)	3.01	1.60	(2.82)	(3.17)
Total from investment operations	(1.82)	2.88	1.70	(2.77)	(3.04)

LESS DISTRIBUTIONS:
From net investment income	—	(0.03)	(0.14)	(0.16)	(0.04)
Total distributions	—	(0.03)	(0.14)	(0.16)	(0.04)

Net asset value, end of year	$15.05	$16.87	$14.02	$12.46	$15.39

Total return (B)	(10.79)%	20.53%	13.65%	(17.95)%	(16.47	)% (C)

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$3,310	$5,047	$4,373	$4,154	$15,087
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.12%	1.95%	1.88%	1.70%	1.54%
Expenses, net waiver and reimbursement (D)	1.52%	1.50%	1.50%	1.50%	1.45%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.72)%	(1.27)%	0.32%	0.20%	0.71%
Net investment income (loss), net waiver and reimbursement (D,E)	(1.13)%	(0.82)%	0.70%	0.40%	0.81%
Portfolio turnover rate	260%	188%	228%	189%	214%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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Catalyst Insider Buying Fund

The following table is intended to help you better understand the Catalyst Insider Buying Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$18.53	$15.46	$13.28	$15.03	$15.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.17)	(0.08)	0.06	(0.04)	0.07
Net realized and unrealized gain (loss) on investments	0.92	3.15	2.12	(1.71)	(0.30)
Total from investment operations	0.75	3.07	2.18	(1.75)	(0.23)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.05)
From net realized gains on investments	—	—	—	—	(0.54)
From paid in capital	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.60)

Net asset value, end of year	$19.28	$18.53	$15.46	$13.28	$15.03

Total return (B)	4.05%	19.86%	16.42%	(11.64)%	(1.44)%

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$20,850	$29,682	$36,804	$81,330	$228,894
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.63%	1.58%	1.50%	1.49%	1.47%
Expenses, net waiver and reimbursement (D)	1.52%	1.50%	1.50%	1.49%	1.47%
Net investment income (loss), before waiver and reimbursement (D,E)	(1.01)%	(0.57)%	0.44%	(0.26)%	0.46%
Net investment income (loss), net waiver and reimbursement (D,E)	(0.90)%	(0.49)%	0.44%	(0.26)%	0.46%
Portfolio turnover rate	220%	153%	160%	167%	293%

	Class C
119

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$18.28	$15.36	$13.30	$15.16	$16.05

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.30)	(0.21)	(0.04)	(0.14)	(0.06)
Net realized and unrealized gain (loss) on investments	0.89	3.13	2.10	(1.72)	(0.28)
Total from investment operations	0.59	2.92	2.06	(1.86)	(0.34)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.00	) (C)
From net realized gains on investments	—	—	—	—	(0.54)
From paid in capital	—	—	—	—	(0.01)
Total distributions	—	—	—	—	(0.55)

Net asset value, end of year	$18.87	$18.28	$15.36	$13.30	$15.16

Total return (B)	3.23%	19.01%	15.49%	(12.27)%	(2.12)%

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$11,973	$14,297	$18,030	$33,042	$66,069
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	2.38%	2.33%	2.25%	2.24%	2.22%
Expenses, net waiver and reimbursement (D)	2.27%	2.25%	2.25%	2.24%	2.22%
Net investment loss, before waiver and reimbursement (D,E)	(1.75)%	(1.32)%	(0.30)%	(0.99)%	(0.37)%
Net investment loss, net waiver and reimbursement (D,E)	(1.64)%	(1.24)%	(0.30)%	(0.99)%	(0.37)%
Portfolio turnover rate	220%	153%	160%	167%	293%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

120

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$18.71	$15.57	$13.34	$15.05		$15.86

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.12)	(0.05)	0.10	(0.00	) (C)	0.06
Net realized and unrealized gain (loss) on investments	0.92	3.19	2.13	(1.71)		(0.25)
Total from investment operations	0.80	3.14	2.23	(1.71)		(0.19)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—		(0.07)
From net realized gains on investments	—	—	—	—		(0.54)
From paid in capital	—	—	—	—		(0.01)
Total distributions	—	—	—	—		(0.62)

Net asset value, end of year	$19.51	$18.71	$15.57	$13.34		$15.05

Total return (B)	4.28%	20.17%	16.72%	(11.36)%		(1.16)%

RATIOS/SUPPLEMENTAL DATA:
Net asset value, end of year	$19,386	$14,876	$12,827	$19,381		$68,304
Ratios to average net assets
Expenses, before waiver and reimbursement (D)	1.38%	1.33%	1.25%	1.24%		1.22%
Expenses, net waiver and reimbursement (D)	1.27%	1.25%	1.25%	1.24%		1.22%
Net investment income (loss), before waiver and reimbursement (D,E)	(0.73)%	(0.39)%	0.70%	(0.02)%		0.42%
Net investment income (loss), net waiver and reimbursement(D,E)	(0.62)%	(0.31)%	0.70%	(0.02)%		0.42%
Portfolio turnover rate	220%	153%	160%	167%		293%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01 per share.

(D)	Does not include expenses of the underlying investment companies in which the Fund invests.

(E)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

121

Catalyst MLP & Infrastructure Fund

The following table is intended to help you better understand the Catalyst MLP & Infrastructure Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$5.48	$6.28	$6.31	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.21	0.22	0.24	0.32	0.08
Net realized and unrealized gain (loss) on investments	(0.47)	(0.38)	0.38	(3.30)	0.09	(F)
Total from investment operations	(0.26)	(0.16)	0.62	(2.98)	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.04)	(0.29)	(0.29)	(0.09)
From return of capital	(0.59)	(0.60)	(0.36)	(0.35)	(0.15)
Total distributions	(0.63)	(0.64)	(0.65)	(0.64)	(0.24)

Net asset value, end of year/period	$4.59	$5.48	$6.28	$6.31	$9.93

Total return (C)	(4.60)%	(2.11)%	9.38%	(29.05)%	1.58	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$50,216	$50,624	$50,307	$22,775	$7,906
Ratios to average net assets
Expenses, before waiver and reimbursement	1.73%	1.76%	1.76%	2.03%	3.41	% (E)
Expenses, net waiver and reimbursement	1.68%	1.65%	1.65%	1.65%	1.65	% (E)
Net investment income (loss), before waiver and reimbursement	4.14%	3.80%	3.33%	5.00%	(0.30	)% (E)
Net investment income, net waiver and reimbursement	4.19%	3.91%	3.44%	5.40%	1.46	% (E)
Portfolio turnover rate	40%	49%	32%	96%	11	% (D)

122

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$5.48	$6.28	$6.32	$9.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.17	0.18	0.18	0.26	0.04
Net realized and unrealized gain (loss) on investments	(0.47)	(0.38)	0.38	(3.27)	0.10	(F)
Total from investment operations	(0.30)	(0.20)	0.56	(3.01)	0.14

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.04)	(0.26)	(0.26)	(0.06)
From return of capital	(0.56)	(0.56)	(0.34)	(0.34)	(0.15)
Total distributions	(0.60)	(0.60)	(0.60)	(0.60)	(0.21)

Net asset value, end of year/period	$4.58	$5.48	$6.28	$6.32	$9.93

Total return (C)	(5.49)%	(2.79)%	8.47%	(29.44)%	1.35	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$31,580	$30,078	$18,160	$6,204	$1,278
Ratios to average net assets
Expenses, before waiver and reimbursement	2.48%	2.51%	2.51%	2.78%	4.16	% (E)
Expenses, net waiver and reimbursement	2.43%	2.40%	2.40%	2.40%	2.40	% (E)
Net investment income (loss), before waiver and reimbursement	3.40%	3.12%	2.49%	4.24%	(1.03	)% (E)
Net investment income, net waiver and reimbursement	3.45%	3.23%	2.60%	4.62%	0.73	% (E)
Portfolio turnover rate	40%	49%	32%	96%	11	% (D)

(A)	The Catalyst MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charge Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the periods primarily due to the timing of sales and repurchases of the Fund’s shares in rel Fund’s portfolio.

123

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015 (A)

Net asset value, beginning of year/period	$5.50	$6.29	$6.32	$9.94	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.23	0.24	0.25	0.32	0.09
Net realized and unrealized gain (loss) on investments	(0.48)	(0.38)	0.38	(3.28)	0.09	(F)
Total from investment operations	(0.25)	(0.14)	0.63	(2.96)	0.18

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.04)	(0.29)	(0.30)	(0.09)
From return of capital	(0.60)	(0.61)	(0.37)	(0.36)	(0.15)
Total distributions	(0.65)	(0.65)	(0.66)	(0.66)	(0.24)

Net asset value, end of year/period	$4.60	$5.50	$6.29	$6.32	$9.94

Total return (C)	(4.54)%	(1.69)%	9.61%	(28.86)%	1.76	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$118,252	$107,804	$71,237	$22,187	$6,253
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.51%	1.51%	1.78%	3.16	% (E)
Expenses, net waiver and reimbursement	1.43%	1.40%	1.40%	1.40%	1.40	% (E)
Net investment income (loss), before waiver and reimbursement	4.51%	4.07%	3.44%	5.08%	(0.03	)% (E)
Net investment income, net waiver and reimbursement	4.56%	4.18%	3.55%	5.46%	1.73	% (E)
Portfolio turnover rate	40%	49%	32%	96%	11	% (D)

(A)	The Catalyst MLP & Infrastructure Fund Class A, Class C and Class I shares commenced operations on December 22, 2014.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges, if any. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the periods primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

124

Catalyst Buyback Strategy Fund

The following table is intended to help you better understand the Catalyst Buyback Strategy Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$10.84	$11.81	$9.48	$9.71	$10.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.07	0.03	(0.01)	0.11	0.06
Net realized and unrealized gain (loss) on investments	0.22	1.22	2.36	(0.27)	(0.16)
Total from investment operations	0.29	1.25	2.35	(0.16)	(0.10)

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)	(0.07)	—
From net realized gains on investments	(0.22)	(2.22)	—	—	(0.38)
Total distributions	(0.22)	(2.22)	(0.02)	(0.07)	(0.38)

Net asset value, end of year	$10.91	$10.84	$11.81	$9.48	$9.71

Total return (B)	2.92%	11.05%	24.86%	(1.60)%	(0.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,394	$6,275	$3,467	$4,095	$5,158
Ratios to average net assets
Expenses, before waiver and reimbursement	1.80%	2.17%	2.18%	2.10%	1.92%
Expenses, net waiver and reimbursement	1.52%	1.50%	1.50%	1.50%	1.50%
Net investment income (loss), before waiver and reimbursement	0.33%	(0.37)%	(0.73)%	0.53%	0.22%
Net investment income (loss), net waiver and reimbursement	0.62%	0.30%	(0.06)%	1.13%	0.66%
Portfolio turnover rate	752%	836%	734%	790%	806%

125

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$10.53	$11.62	$9.38	$9.60		$10.16

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	(0.05)	(0.08)	0.03		(0.01)
Net realized and unrealized gain (loss) on investments	0.22	1.18	2.32	(0.25)		(0.17)
Total from investment operations	0.21	1.13	2.24	(0.22)		(0.18)

LESS DISTRIBUTIONS:
From net investment income	—	—	—	(0.00	) (C)	—
From net realized gains on investments	(0.22)	(2.22)	—	—		(0.38)
Total distributions	(0.22)	(2.22)	—	—		(0.38)

Net asset value, end of year	$10.52	$10.53	$11.62	$9.38		$9.60

Total return (B)	2.23%	10.11%	23.88%	(2.24)%		(1.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$6,897	$6,167	$4,244	$4,721		$5,648
Ratios to average net assets
Expenses, before waiver and reimbursement	2.55%	2.92%	2.93%	2.85%		2.67%
Expenses, net waiver and reimbursement	2.27%	2.25%	2.25%	2.25%		2.25%
Net investment loss, before waiver and reimbursement	(0.41)%	(1.13)%	(1.48)%	(0.24)%		(0.51)%
Net investment income (loss), net waiver and reimbursement	(0.13)%	(0.46)%	(0.80)%	0.37%		(0.08)%
Portfolio turnover rate	752%	836%	734%	790%		806%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Represents an amount less than $0.01.

126

	Class I
	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$10.91		$11.86	$9.52	$9.75	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.10		0.06	0.02	0.12	0.06
Net realized and unrealized gain (loss) on investments	0.23		1.21	2.37	(0.25)	(0.15)
Total from investment operations	0.33		1.27	2.39	(0.13)	(0.09)

LESS DISTRIBUTIONS:
From net investment income	—		—	(0.05)	(0.10)	—
From net realized gains on investments	(0.22)		(2.22)	—	—	(0.38)
Total distributions	(0.22)		(2.22)	(0.05)	(0.10)	(0.38)

Net asset value, end of year	$11.02		$10.91	$11.86	$9.52	$9.75

Total return (B)	3.27	% (C)	11.19%	25.19%	(1.27)%	(0.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,721		$7,873	$1,242	$1,817	$2,869
Ratios to average net assets
Expenses, before waiver and reimbursement	1.55%		1.92%	1.93%	1.85%	1.67%
Expenses, net waiver and reimbursement	1.27%		1.25%	1.25%	1.25%	1.25%
Net investment income (loss), before waiver and reimbursement	0.62%		(0.10)%	(0.49)%	0.68%	0.17%
Net investment income, net waiver and reimbursement	0.90%		0.57%	0.19%	1.27%	0.57%
Portfolio turnover rate	752%		836%	734%	790%	806%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

127

Catalyst Growth of Income Fund

The following table is intended to help you better understand the Catalyst Growth of Income Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$9.71	$10.12	$12.98	$15.76	$15.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.26	0.12	0.10	0.13	0.12
Net realized and unrealized gain (loss) on investments	(0.20)	0.79	1.67	(1.67)	1.30
Total from investment operations	0.06	0.91	1.77	(1.54)	1.42

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.10)	(0.19)	(0.13)	(0.12)
From net realized gains on investments	(0.24)	(1.22)	(4.44)	(1.11)	(0.64)
Total distributions	(0.51)	(1.32)	(4.63)	(1.24)	(0.76)

Net asset value, end of year	$9.26	$9.71	$10.12	$12.98	$15.76

Total return (C)	0.79%	8.84%	17.11%	(9.38)%	9.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,061	$4,032	$5,658	$9,089	$17,012
Ratios to average net assets
Expenses, before waiver and reimbursement	3.57%	2.50%	2.24%	1.73%	1.66%
Expenses, net waiver and reimbursement	1.37%	1.35%	1.35%	1.43%	1.55%
Net investment income, before waiver and reimbursement	0.55%	0.00%	0.03%	0.65%	0.67%
Net investment income, net waiver and reimbursement	2.75%	1.15%	0.92%	0.94%	0.78%
Portfolio turnover rate	60%	16%	48%	45%	32%

128

	Class C
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016		June 30, 2015

Net asset value, beginning of year	$9.44	$9.88	$12.80	$15.54		$14.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.38	0.04	0.02	0.03		0.01
Net realized and unrealized gain (loss) on investments	(0.39)	0.78	1.65	(1.66)		1.28
Total from investment operations	(0.01)	0.82	1.67	(1.63)		1.29

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.04)	(0.15)	(0.00	) (B)	(0.02)
From net realized gains on investments	(0.24)	(1.22)	(4.44)	(1.11)		(0.64)
Total distributions	(0.45)	(1.26)	(4.59)	(1.11)		(0.66)

Net asset value, end of year	$8.98	$9.44	$9.88	$12.80		$15.54

Total return (C)	0.09%	8.04%	16.33%	(10.11)%		8.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$196	$191	$294	$424		$561
Ratios to average net assets
Expenses, before waiver and reimbursement	4.32%	3.25%	2.99%	2.48%		2.41%
Expenses, net waiver and reimbursement	2.12%	2.10%	2.10%	2.18%		2.30%
Net investment income (loss), before waiver and reimbursement	0.99%	(0.75)%	(0.72)%	(0.10)%		(0.08)%
Net investment income, net waiver and reimbursement	4.12%	0.40%	0.15%	0.20%		0.03%
Portfolio turnover rate	60%	16%	48%	45%		32%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

129

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$9.77	$10.17	$12.98	$15.76	$15.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.27	0.15	0.14	0.17	0.17
Net realized and unrealized gain (loss) on investments	(0.17)	0.80	1.70	(1.68)	1.29
Total from investment operations	0.10	0.95	1.84	(1.51)	1.46

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.13)	(0.21)	(0.16)	(0.16)
From net realized gains on investments	(0.24)	(1.22)	(4.44)	(1.11)	(0.64)
Total distributions	(0.54)	(1.35)	(4.65)	(1.27)	(0.80)

Net asset value, end of year	$9.33	$9.77	$10.17	$12.98	$15.76

Total return (B)	1.23%	9.18%	17.71%	(9.14)%	9.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$493	$2,393	$1,903	$8,681	$3,869
Ratios to average net assets
Expenses, before waiver and reimbursement	3.32%	2.25%	1.99%	1.48%	1.41%
Expenses, net waiver and reimbursement	1.11%	1.10%	1.10%	1.18%	1.30%
Net investment income, before waiver and reimbursement	0.80%	0.27%	0.56%	0.92%	0.94%
Net investment income, net waiver and reimbursement	2.83%	1.42%	1.14%	1.26%	1.05%
Portfolio turnover rate	60%	16%	48%	45%	32%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

130

Catalyst/MAP Global Equity Fund

The following table is intended to help you better understand the Catalyst/MAP Global Equity Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$15.33	$14.54	$12.44	$12.43	$13.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.14	0.09	0.18	0.18	0.18
Net realized and unrealized gain (loss) on investments	0.57	1.13	2.13	(0.03)	(0.67)
Total from investment operations	0.71	1.22	2.31	0.15	(0.49)

LESS DISTRIBUTIONS:
From net investment income	—	(0.24)	(0.14)	(0.14)	(0.13)
From net realized gains on investments	(1.29)	(0.19)	(0.07)	—	(0.51)
Total distributions	(1.29)	(0.43)	(0.21)	(0.14)	(0.64)

Net asset value, end of year	$14.75	$15.33	$14.54	$12.44	$12.43

Total return (B)	5.39%	8.50%	18.73%	1.28%	(3.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,977	$12,314	$22,381	$22,279	$23,973
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.62%	1.66%	1.65%	1.70%	1.64%
Expenses, net waiver and reimbursement (C)	1.28%	1.55%	1.55%	1.55%	1.55%
Net investment income, before waiver and reimbursement (C,D)	0.63%	0.49%	1.24%	1.35%	1.34%
Net investment income, net waiver and reimbursement (C,D)	0.97%	0.60%	1.34%	1.50%	1.43%
Portfolio turnover rate	13%	30%	26%	26%	33%

131

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$15.11	$14.37	$12.32	$12.30	$13.40

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	(0.01)	0.10	0.09	0.09
Net realized and unrealized gain (loss) on investments	0.55	1.11	2.07	(0.03)	(0.68)
Total from investment operations	0.58	1.10	2.17	0.06	(0.59)

LESS DISTRIBUTIONS:
From net investment income	—	(0.17)	(0.05)	(0.04)	—
From net realized gains on investments	(1.29)	(0.19)	(0.07)	—	(0.51)
Total distributions	(1.29)	(0.36)	(0.12)	(0.04)	(0.51)

Net asset value, end of year	$14.40	$15.11	$14.37	$12.32	$12.30

Total return (B)	4.58%	7.73%	17.69%	0.54%	(4.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,534	$10,037	$11,524	$6,795	$6,962
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.37%	2.41%	2.40%	2.45%	2.39%
Expenses, net waiver and reimbursement (C)	2.03%	2.30%	2.30%	2.30%	2.30%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.06)%	(0.19)%	0.66%	0.62%	0.62%
Net investment income (loss), net waiver and reimbursement (C,D)	0.28%	(0.08)%	0.76%	0.77%	0.71%
Portfolio turnover rate	13%	30%	26%	26%	33%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

132

	Class I
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$15.32	$14.54	$12.45	$12.44	$13.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.22	0.18	0.30	0.25	0.28
Net realized and unrealized gain (loss) on investments	0.53	1.09	2.03	(0.07)	(0.74)
Total from investment operations	0.75	1.27	2.33	0.18	(0.46)

LESS DISTRIBUTIONS:
From net investment income	(0.02)	(0.30)	(0.17)	(0.17)	(0.15)
From net realized gains on investments	(1.29)	(0.19)	(0.07)	—	(0.51)
Total distributions	(1.31)	(0.49)	(0.24)	(0.17)	(0.66)

Net asset value, end of year	$14.76	$15.32	$14.54	$12.45	$12.44

Total return (B)	5.70%	8.85%	18.91%	1.56%	(3.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$40,221	$18,671	$7,034	$1,320	$455
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.37%	1.36%	1.35%	1.45%	1.39%
Expenses, net waiver and reimbursement (C)	1.03%	1.25%	1.25%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C)(D)	1.17%	1.07%	2.10%	1.89%	2.04%
Net investment income, net waiver and reimbursement (C)(D)	1.51%	1.18%	2.20%	2.06%	2.18%
Portfolio turnover rate	13%	30%	26%	26%	33%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

133

Catalyst/Lyons Tactical Allocation Fund

The following table is intended to help you better understand the Catalyst/Lyons Tactical Allocation Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.92	$14.87	$13.01	$14.28	$14.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.13	0.10	0.14	0.14	0.14
Net realized and unrealized gain (loss) on investments	(1.26)	2.41	1.91	(0.30)	0.57
Total from investment operations	(1.13)	2.51	2.05	(0.16)	0.71

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.24)	(0.19)	(0.08)	(0.13)
From net realized gains on investments	(0.32)	(0.22)	—	(1.03)	(0.80)
Total distributions	(0.41)	(0.46)	(0.19)	(1.11)	(0.93)

Net asset value, end of year	$15.38	$16.92	$14.87	$13.01	$14.28

Total return (B)	(6.71)%	17.00%	15.83%	(1.04)%	4.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,438	$39,835	$45,595	$55,827	$94,156
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.82%	1.75%	1.72%	1.74%	1.73%
Expenses, net waiver and reimbursement (C)	1.53%	1.50%	1.50%	1.50%	1.50%
Net investment income, before waiver and reimbursement (C,D)	0.51%	0.38%	0.75%	0.82%	0.76%
Net investment income, net waiver and reimbursement (C,D)	0.78%	0.63%	0.97%	1.06%	0.98%
Portfolio turnover rate	182%	146%	95%	91%	194%

134

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.64	$14.62	$12.78	$14.08	$14.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	(0.02)	0.03	0.04	0.04
Net realized and unrealized gain (loss) on investments	(1.24)	2.36	1.88	(0.30)	0.54
Total from investment operations	(1.23)	2.34	1.91	(0.26)	0.58

LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.10)	(0.07)	(0.01)	(0.03)
From net realized gains on investments	(0.32)	(0.22)	—	(1.03)	(0.80)
Total distributions	(0.33)	(0.32)	(0.07)	(1.04)	(0.83)

Net asset value, end of year	$15.08	$16.64	$14.62	$12.78	$14.08

Total return (B)	(7.44)%	16.11%	14.99%	(1.82)%	3.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$22,334	$25,769	$27,280	$33,653	$40,645
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	2.56%	2.50%	2.47%	2.49%	2.48%
Expenses, net waiver and reimbursement (C)	2.28%	2.25%	2.25%	2.25%	2.25%
Net investment income (loss), before waiver and reimbursement (C,D)	(0.23)%	(0.36)%	(0.01)%	0.10%	0.02%
Net investment income (loss), net waiver and reimbursement (C,D)	0.05%	(0.11)%	0.21%	0.34%	0.24%
Portfolio turnover rate	182%	146%	95%	91%	194%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
135

	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$16.91	$14.87	$13.02	$14.30	$14.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.14	0.18	0.18	0.19
Net realized and unrealized gain (loss) on investments	(1.27)	2.41	1.91	(0.31)	0.56
Total from investment operations	(1.10)	2.55	2.09	(0.13)	0.75

LESS DISTRIBUTIONS:
From net investment income	(0.16)	(0.29)	(0.24)	(0.12)	(0.16)
From net realized gains on investments	(0.32)	(0.22)	—	(1.03)	(0.80)
Total distributions	(0.48)	(0.51)	(0.24)	(1.15)	(0.96)

Net asset value, end of year	$15.33	$16.91	$14.87	$13.02	$14.30

Total return (B)	(6.53)%	17.28%	16.14%	(0.79)%	5.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$29,104	$34,533	$22,176	$14,561	$27,230
Ratios to average net assets
Expenses, before waiver and reimbursement (C)	1.56%	1.50%	1.47%	1.49%	1.48%
Expenses, net waiver and reimbursement (C)	1.28%	1.25%	1.25%	1.25%	1.25%
Net investment income, before waiver and reimbursement (C,D)	0.75%	0.64%	1.00%	1.07%	1.04%
Net investment income, net waiver and reimbursement (C,D)	1.02%	0.89%	1.22%	1.31%	1.27%
Portfolio turnover rate	182%	146%	95%	91%	194%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(C)	Does not include expenses of the underlying investment companies in which the Fund invests.

(D)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

136

Catalyst Dynamic Alpha Fund

The following table is intended to help you better understand the Catalyst Dynamic Alpha Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year

	Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$22.51	$19.64	$16.54	$16.39	$15.43

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.11	(0.02)	0.05	(0.02)	(0.01)
Net realized and unrealized gain on investments	0.31	3.40	3.05	0.39	2.56
Total from investment operations	0.42	3.38	3.10	0.37	2.55

LESS DISTRIBUTIONS:
From net investment income	(0.05)	—	—	—	—
From net realized gains on investments	(3.38)	(0.51)	—	(0.22)	(1.59)
Total distributions	(3.43)	(0.51)	—	(0.22)	(1.59)

Net asset value, end of year	$19.50	$22.51	$19.64	$16.54	$16.39

Total return (B)	3.04%	17.28%	18.74%	2.31%	16.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$132,383	$139,479	$136,717	$92,749	$111,493
Ratios to average net assets
Expenses, before waiver and reimbursement	1.45%	1.44%	1.44%	1.51%	1.52%
Expenses, net waiver and reimbursement	1.37%	1.35%	1.35%	1.35%	1.35%
Net investment income (loss), before waiver and reimbursement	0.45%	(0.18)%	0.16%	(0.28)%	(0.22)%
Net investment income (loss), net waiver and reimbursement	0.54%	(0.09)%	0.26%	(0.13)%	(0.05)%
Portfolio turnover rate	113%	87%	95%	119%	84%

	Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
137

	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$21.35	$18.79	$15.94	$15.92	$15.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.05)	(0.17)	(0.09)	(0.13)	(0.12)
Net realized and unrealized gain on investments	0.29	3.24	2.94	0.37	2.49
Total from investment operations	0.24	3.07	2.85	0.24	2.37

LESS DISTRIBUTIONS:
From net realized gains on investments	(3.38)	(0.51)	—	(0.22)	(1.59)
Total distributions	(3.38)	(0.51)	—	(0.22)	(1.59)

Net asset value, end of year	$18.21	$21.35	$18.79	$15.94	$15.92

Total return (B)	2.26%	16.41%	17.88%	1.55%	16.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$59,985	$58,216	$42,815	$28,282	$12,696
Ratios to average net assets
Expenses, before waiver and reimbursement	2.20%	2.19%	2.19%	2.26%	2.27%
Expenses, net waiver and reimbursement	2.12%	2.10%	2.10%	2.10%	2.10%
Net investment loss, before waiver and reimbursement	(0.33)%	(0.93)%	(0.60)%	(1.02)%	(0.94)%
Net investment loss, net waiver and reimbursement	(0.24)%	(0.84)%	(0.50)%	(0.85)%	(0.77)%
Portfolio turnover rate	113%	87%	95%	119%	84%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

Class I
For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
138

	June 30, 2019	June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015

Net asset value, beginning of year	$22.72	$19.77		$16.61	$16.41	$15.43

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.04		0.08	0.02	0.04
Net realized and unrealized gain on investments	0.31	3.42		3.08	0.40	2.53
Total from investment operations	0.48	3.46		3.16	0.42	2.57

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.00	) (B)	—	—	—
From net realized gains on investments	(3.38)	(0.51)		—	(0.22)	(1.59)
Total distributions	(3.49)	(0.51)		—	(0.22)	(1.59)

Net asset value, end of year	$19.71	$22.72		$19.77	$16.61	$16.41

Total return (C)	3.32%	17.60%		19.02%	2.61%	17.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$147,479	$190,499		$90,821	$26,226	$24,187
Ratios to average net assets
Expenses, before waiver and reimbursement	1.21%	1.19%		1.19%	1.26%	1.27%
Expenses, net waiver and reimbursement	1.12%	1.10%		1.10%	1.10%	1.10%
Net investment income (loss), before waiver and reimbursement	0.72%	0.08%		0.37%	(0.03)%	0.10%
Net investment income, net waiver and reimbursement	0.81%	0.17%		0.45%	0.13%	0.27%
Portfolio turnover rate	113%	87%		95%	119%	84%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.

(B)	Represents an amount less than $0.01 per share.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

139

Catalyst Enhanced Core Fund

The following table is intended to help you better understand the Catalyst Enhanced Core Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal period ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

For a Share Outstanding Throughout Each Year/Period

	Class A
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$15.02	$12.71	$10.25	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.11)	(0.18)	(0.15)	(0.07)
Net realized and unrealized gain on investments	1.11	2.80	2.75	0.32
Total from investment operations	1.00	2.62	2.60	0.25

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.68)	(0.31)	(0.14)	—
Total distributions	(1.68)	(0.31)	(0.14)	—

Net asset value, end of year/period	$14.34	$15.02	$12.71	$10.25

Total return (C)	8.89%	20.87%	25.49%	2.50	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,314	$839	$530	$105
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	5.09%	7.32%	11.75%	32.12	% (E)
Expenses, net waiver and reimbursement (F)	2.01%	1.99%	1.99%	1.99	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(3.92)%	(6.60)%	(9.30)%	(31.01	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.76)%	(1.27)%	(1.22)%	(1.02	)% (E)
Portfolio turnover rate	137%	149%	151%	62	% (D)

	Class C
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
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	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$14.69	$12.54	$10.19	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.21)	(0.27)	(0.22)	(0.13)
Net realized and unrealized gain on investments	1.07	2.73	2.71	0.32
Total from investment operations	0.86	2.46	2.49	0.19

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.68)	(0.31)	(0.14)	—
Total distributions	(1.68)	(0.31)	(0.14)	—

Net asset value, end of year/period	$13.87	$14.69	$12.54	$10.19

Total return (C)	8.07%	19.86%	24.55%	1.90	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$272	$159	$45	$3
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	5.84%	8.07%	12.50%	32.87	% (E)
Expenses, net waiver and reimbursement (F)	2.76%	2.74%	2.74%	2.74	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(4.64)%	(7.31)%	(10.06)%	(32.69	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(1.50)%	(1.98)%	(1.87)%	(1.87	)% (E)
Portfolio turnover rate	137%	149%	151%	62	% (D)

(A)	The Catalyst Enhanced Core Fund Class A and Class C shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

Class I
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Period Ended
141

	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016 (A)

Net asset value, beginning of year/period	$15.11	$12.75	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.07)	(0.14)	(0.11)	(0.06)
Net realized and unrealized gain on investments	1.12	2.81	2.74	0.32
Total from investment operations	1.05	2.67	2.63	0.26

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.68)	(0.31)	(0.14)	—
Total distributions	(1.68)	(0.31)	(0.14)	—

Net asset value, end of year/period	$14.48	$15.11	$12.75	$10.26

Total return (C)	9.18%	21.20%	25.76%	2.60	% (D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year/period (in 000’s)	$1,881	$1,059	$549	$140
Ratios to average net assets
Expenses, before waiver and reimbursement (F)	4.84%	7.07%	11.50%	31.87	% (E)
Expenses, net waiver and reimbursement (F)	1.76%	1.74%	1.74%	1.74	% (E)
Net investment loss, before waiver and reimbursement (F,G)	(3.55)%	(6.32)%	(10.70)%	(31.26	)% (E)
Net investment loss, net waiver and reimbursement (F,G)	(0.47)%	(0.99)%	(0.94)%	(0.84	)% (E)
Portfolio turnover rate	137%	149%	151%	62	% (D)

(A)	The Catalyst Enhanced Core Fund Class I shares commenced operations on September 30, 2015.

(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year/period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Had the Advisor not waived its fees and reimbursed certain expenses, total return would have been lower.

(D)	Not annualized.

(E)	Annualized.

(F)	Does not include expenses of the underlying investment companies in which the Fund invests.

(G)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
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APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

 •         Employer-sponsored retirement plans.

MORGAN STANLEY WEALTH MANAGEMENT (Catalyst Dynamic Alpha Fund and Catalyst MLP & Infrastructure Fund only)

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Funds’ Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
  Shares purchased through a Morgan Stanley self-directed brokerage account
  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

143

RAYMOND JAMES ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY'S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account , or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

144

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

145

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-844-223-8637

146

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.

147

FOR MORE INFORMATION

Several additional sources of information are available to you. The SAI, incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected each Fund’s performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Funds at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.CatalystMF.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-21872

148

STATEMENT OF ADDITIONAL INFORMATION

November 1, 2019

MUTUAL FUND SERIES TRUST

Catalyst Small-Cap Insider Buying Fund

Class A: CTVAX Class C: CTVCX Class I: CTVIX

Catalyst Insider Buying Fund

Class A: INSAX Class C: INSCX Class I: INSIX

Catalyst Buyback Strategy Fund

Class A: BUYAX Class C: BUYCX Class I: BUYIX

Catalyst Enhanced Core Fund

(formerly, Catalyst IPOX Allocation Fund)

Class A: OIPAX Class C: OIPCX Class I: OIPIX

Catalyst Dynamic Alpha Fund

Class A: CPEAX Class C: CPECX Class I: CPEIX

Catalyst Growth of Income Fund

Class A: CGGAX Class C: CGGCX Class I: CGGIX

Catalyst/MAP Global Equity Fund

Class A: CAXAX Class C: CAXCX Class I: CAXIX

Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX Class I: CLTIX

Catalyst MLP & Infrastructure Fund

Class A: MLXAX Class C: MLXCX Class I: MLXIX

17645 Wright Street, Suite 200

Omaha, Nebraska 68130

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of the Catalyst Small-Cap Insider Buying Fund (the “Small-Cap Insider Buying Fund”), Catalyst Insider Buying Fund (the “Insider Buying Fund”), Catalyst MLP & Infrastructure Fund (the “MLP & Infrastructure Fund”), Catalyst Buyback Strategies Fund (the “Buyback Strategies Fund”), Catalyst Growth of Income Fund (the “GOI Fund”), Catalyst/MAP Global Equity Fund (the “Global Equity Fund”), Catalyst/Lyons Tactical Allocation Fund (the “Tactical Allocation Fund”), Catalyst Dynamic Alpha Fund (the “Dynamic Alpha Fund”) and Catalyst Enhanced Core Fund (the “Enhanced Core Fund ”), (each a “Fund” and, collectively, the “Funds”) dated November 1, 2019. Each Fund is a separate series of the Mutual Fund Series Trust (“Trust”), an open-end management company organized as an Ohio business trust. The Funds’ Annual Reports to shareholders for the period ended June 30, 2019 are incorporated herein by reference. This SAI has been incorporated in its entirety into the Prospectus. Copies of the Prospectus, Annual and Semi-Annual Reports may be obtained at no charge from the Trust by writing to the above address or calling 1-866-447-4228.

1

TABLE OF CONTENTS

INVESTMENT RESTRICTIONS	3
OTHER INVESTMENT POLICIES	4
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS	5
DISCLOSURE OF PORTFOLIO HOLDINGS	25
TRUSTEES AND OFFICERS	25
PRINCIPAL SHAREHOLDERS	31
ADVISOR AND SUB-ADVISORS	43
CODE OF ETHICS	51
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	51
COMPLIANCE SERVICES	53
CUSTODIAN	53
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	53
COUNSEL	53
DISTRIBUTOR	54
ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES	56
PROXY VOTING POLICY	57
PORTFOLIO TURNOVER	58
PORTFOLIO TRANSACTIONS	58
Purchase and Redemption of Shares	60
Reduction of Up-Front Sales Charge on Class A Shares	61
Waivers of Up-Front Sales Charge on Class A Shares	62
Exchange Privilege	62
NET ASSET VALUE	63
TAX INFORMATION	64
INVESTMENTS IN FOREIGN SECURITIES	65
BACKUP WITHHOLDING	66
FOREIGN SHAREHOLDERS	66
FINANCIAL STATEMENTS	66
Appendix A—Description of Commercial Paper and Bond Ratings	67
Appendix B	69
Appendix C	71
Appendix D	74
Appendix E	77
Appendix F	81

2

MUTUAL FUND SERIES TRUST

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Board of Trustees of the Trust (“Board” or “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Small-Cap Insider Buying Fund, Dynamic Alpha Fund, MLP & Infrastructure Fund, GOI Fund and Enhanced Core Fund are each separate non-diversified series of the Trust and the Insider Buying Fund, Buyback Strategy Fund, Tactical Allocation Fund, and Global Equity Fund are each diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board from time to time.

Catalyst Capital Advisors LLC acts as advisor to the Funds.

Managed Assets Portfolios, LLC serves as the investment sub-advisor to the Global Equity Fund.

Lyons Wealth Management, LLC serves as the investment sub-advisor to the Tactical Allocation Fund.

Cookson Peirce & Co., Inc. serves as the investment sub-advisor to the Dynamic Alpha Fund.

SL Advisors, LLC, serves as the investment sub-advisor to the MLP & Infrastructure Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Each Fund offers four classes of shares: Class A, Class C, Class I and Class T Shares. As of the date of this SAI only Class A, Class C and Class I are available for sale. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Funds and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of that Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of that Fund.

As a matter of fundamental policy, each Fund, except as otherwise noted, may not:

3

(a)        borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans;

(g)       invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto. A Fund will consider the investments of underlying investment companies when determining its compliance with this restriction;

(h)        (Insider Buying Fund, Buyback Strategy Fund, GOI Fund, Tactical Allocation Fund and Global Equity Fund Only) with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities issued by other investment companies, if, as a result (i) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Funds:

(a)       No Fund will invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

(b)       No Fund will purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(c)        No Fund will mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The

4

Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)        No Fund will purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding;

(e)        (Global Equity Fund only) Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in equity securities;

(f)       (MLP and Infrastructure Fund only) Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in the securities of master limited partnerships (“MLPs”), general partners of MLPs (“GPs”) and other businesses that derive a majority of their revenue from energy infrastructure activities;

(g)        (Small Cap Insider Buying Fund only) Under normal conditions, the Fund will invest at least 80% of the Fund’s net assets plus any borrowings for investment purposes in small-cap stocks defined as stocks of companies with less than $4 billion in market capitalization;

(h)        (Global Equity Fund only) Under normal conditions, at least 40% of the Fund’s assets will be in securities of issuers domiciled in at least 3 countries outside of the United States.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Funds as set forth in the Prospectus.

Common Stocks. The Funds may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Funds may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often

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face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same advisor. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. Each Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which each Fund may be more heavily invested will vary.

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To offset the risk of declining security prices, the Funds may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Funds may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent a Fund from allocating its investments in the manner that the Fund’s advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the advisor believes they represent more attractive opportunities than similar ETFs. A Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Funds may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Funds, together with any company or companies controlled by the Funds, and any other investment companies having a sub-advisor as an investment advisor, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the net asset value (“NAV”) per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Funds may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of that fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Funds. The Funds may also invest in preferred shares of closed-end funds.

An investor in the Funds should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Funds he will bear not only his proportionate share of the expenses of the Funds (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Funds rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Funds may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and

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operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. Each Fund may purchase put or call options on equity securities (including securities of ETFs). Each Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). Each Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its custodian segregate sufficient

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cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

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Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the advisor feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference.

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However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. Each Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national

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securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts.

Convertible Securities. The Funds may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Funds may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert

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a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as advisor to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the advisor. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Funds may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Board, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master

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demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Funds may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and ETFs or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Funds to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In

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addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. Each Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. Each Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Funds will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid highgrade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event

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of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. Each Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Funds may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

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Futures Contracts. Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the regulations of the Commodity Futures Trading Commission (“CFTC”) described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the

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price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

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A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Structured Securities. The Funds may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities.

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However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may

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result in the loss of a Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When a Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such

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as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. Each advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Funds’ securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Funds’ Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund segregates assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

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Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders’ and custodial fees, including fees to the Advisor or its affiliate, in connection with loans. In addition, the Funds consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales “Against The Box”. The Funds may engage in short sales “against the box”. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if at the time of the short sale a Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to a buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

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A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, a Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control

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revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Funds’ custodian, administrator, investment advisor, sub-investment advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on the Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The Board manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or an advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the advisor, the performance of the Funds, the advisor’s costs and the profitability of the agreements to the advisor, ancillary benefits to the advisor or their affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

The Board currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

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Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises LLC, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	55	Trustee of Variable Insurance Trust since 2010; Chairman of the Board of Mutual Fund and Variable Insurance Trust since 2016; Chairman of the Board of Strategy Shares since 2016; Trustee of M3Sixty Funds Trust since 2016; Trustee of the AlphaCentric Prime Meridian Income Fund since 2018
Tiberiu Weisz c/o Mutual Fund Series Trust 17645 Wright Street, Suite 200 Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	39	Trustee of Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Retired Faculty Member Technical Career Institutes, from 1991 to 2017.	39	Trustee of Variable Insurance Trust since 2010
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Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2014; President, Rational Advisors, Inc., since 2016; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, USA Mutuals, Inc., 3/2011 – 7/2016.	39	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011.	N/A	N/A
Aaron Smith 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Assistant Vice President, Gemini Fund Services, LLC, since 2017. Manager - Fund Administration, Gemini Fund Services, LLC, 2012-2017.	N/A	N/A
Brian Curley 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC (2012-2014).	N/A	N/A
Sam Singh 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014.	N/A	N/A
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Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, since 2012.	N/A	N/A
Michael Schoonover 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1983	Vice President	Since 6/2018

Chief Operating Officer, Catalyst Capital Advisors LLC, & Rational Advisors, Inc., since 2017; Portfolio Manager, Catalyst Capital Advisors LLC since 2013; Portfolio Manager, Rational Advisors, Inc. 1/2016 to 5/2018.

				N/A	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, TCG Financial Series Trusts I-X, and AlphaCentric Prime Meridian Income Fund, each a registered investment company.

***The Trustee who is an “interested person” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and AlphaCentric Advisors LLC, investment advisers to certain series of the Trust. The Board is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an Independent Trustee. Mr. Caldwell serves as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and administrative services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board

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regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to each Fund resides with the Fund’s advisor and other service providers to the Fund. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Audit Committee meeting minutes and supporting documentation to the full Board. During the fiscal year ended June 30, 2019, the Audit Committee met 4 times.

Risk and Compliance Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Risk and Compliance Committee. The Risk and Compliance Committee is a standing independent committee with a separate chair. The primary function of the Risk and Compliance Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to the adequacy and effectiveness of the Trust’s compliance program and to oversee the Trust’s Chief Compliance Officer. The Risk and Compliance Committee meets as often as necessary, and no less than quarterly. During the fiscal year ended June 30, 2019, the Risk and Compliance Committee met 1 time.

Special Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on a Special Committee responsible for reviewing the allegations contained in any class action lawsuit filed against the Trust, demand for books and records served upon the Trust, or any derivative lawsuit that may be filed against the Trust. The Special Committee is also responsible for taking such other actions that may be referred to it from time to time by the Board. The Special Committee met as needed during the fiscal year ended June 30, 2019.

Valuation Committee. The Valuation Committee is composed of (1) either the Trust's Treasurer or Assistant Treasurer and (2) either the Trust's Chief Compliance Officer or a Trustee that is independent of the adviser/sub-adviser and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended June 30, 2019, the Valuation Committee held 35 meetings.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor, an original sponsor of the Trust. Mr. Szilagyi is the Managing Member of AlphaCentric Advisors, LLC, an investment advisor to certain series of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex. He is also President of MFund Services LLC, which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds. Mr. Caldwell also serves on the Boards of other mutual funds.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

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Dr. Pariser is the managing partner of a technology consulting firm and has served on the boards of many other companies. His experience with other boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Funds

Fund Shares Owned by Trustees as of December 31, 2018

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in Small-Cap Insider Buying Fund	None	None	None	over $100,000
Dollar Range of Equity Securities in Insider Buying Fund	None	None	$50,001 to $100,000	over $100,000
Dollar Range of Equity Securities in MLP & Infrastructure Fund	None	None	None	over $100,000
Dollar Range of Equity Securities in the Buyback Strategy Fund	None	None	None	over $100,000
Dollar Range of Equity Securities in GOI Fund	$0 to $10,000	None	None	$50,001 to $100,000
Dollar Range of Equity Securities in Global Equity Fund	None	None	None	None
Dollar Range of Equity Securities in Tactical Allocation Fund	$10,001 to $50,000	None	None	over $100,000
Dollar Range of Equity Securities in Dynamic Alpha Fund	$10,001 to $50,000	$50,001 to $100,000	$10,001 to $50,000	over $100,000
Dollar Range of Equity Securities in Enhanced Core Fund	None	None	None	over $100,000
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	over $100,000	over $100,000	over $100,000	over $100,000

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer.

The following table describes the compensation paid to the Trustees during the most recent fiscal year ended June 30, 2019. The Trust has no retirement or pension plans.

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Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Small-Cap Insider Buying Fund	$4,403	$3,145	$3,145	$0
Aggregate Compensation from the Insider Buying Fund	$4,403	$3,145	$3,145	$0
Aggregate Compensation from the MLP & Infrastructure Fund	$4,403	$3,145	$3,145	$0
Aggregate Compensation from the GOI Fund	$4,403	$3,145	$3,145	$0
Aggregate Compensation from the Global Equity Fund	$4,403	$3,145	$3,145	$0
Aggregate Compensation from the Tactical Allocation Fund	$4,403	$3,145	$3,145	$0
Aggregate Compensation from the Dynamic Alpha Fund	$4,403	$3,145	$3,145	$0
Aggregate Compensation from the Buyback Strategy Fund	$4,403	$3,145	$3,145	$0
Aggregate Compensation from the Enhanced Core Fund	$4,403	$3,145	$3,145	$0
Estimated Benefits at Retirement	$0	$0	$0	$0
Total Compensation from Fund and Fund Complex*	$227,767	$125,000	$125,000	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares, AlphaCentric Prime Meridian Income Fund and the TCG Financial Series Trusts I-X, each a registered investment company.

** Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control the Fund (or class of the Fund). Persons owning 5% or more of the outstanding shares of the Fund (or a class of shares of the Fund) may be deemed principal shareholders of the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of each fund.

Catalyst Small-Cap Insider Buying Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Small-Cap Insider Buying Fund Class A shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	21,865.3590	5.22%
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Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	46,607.7860	11.13%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	25,232.0530	6.03%

As of October 2, 2019, securities of the Catalyst Small-Cap Insider Buying Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 3.0% of the outstanding Class A shares of the Fund.

Catalyst Small-Cap Insider Buying Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Small-Cap Insider Buying Fund Class C shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	11,495.9050	7.97%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	20,401.5400	14.14%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13,330.0390	9.24%

As October 2, 2019, securities of the Catalyst Small-Cap Insider Buying Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Small-Cap Insider Buying Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Small-Cap Insider Buying Fund Class I shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	31,764.4730	15.32%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	11,081.5690	5.35%
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	15,666.1970	7.56%
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Oppenheimer & Co. Inc. FBO/ Quinton Family Holdings 1003 221st Avenue SE Sammamish, WA 98075	40,452.2300	19.52%
Jerry & Isobel Szilagyi 5 Abbington Drive Lloyd Harbor, NY 11743	11,151.8130	5.38%

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 2, 2019, securities of the Catalyst Small-Cap Insider Buying Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst Insider Buying Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Insider Buying Class A shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	76,210.8420	7.73%

As of October 2, 2019, securities of the Catalyst Insider Buying Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.2% of the outstanding Class A shares of the Fund.

Catalyst Insider Buying Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Insider Buying Class C shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	69,258.4650	11.35%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	130,988.8170	21.47%

As of October 2, 2019, securities of the Catalyst Insider Buying Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Insider Buying Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Insider Buying Class I shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

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Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	51,785.1220	5.25%
LPL Financial 4707 Executive Drive San Diego, CA 92121	52,001.6510	5.27%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	76,578.8390	7.76%

As of October 2, 2019, securities of the Catalyst Insider Buying Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst MLP & Infrastructure Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst MLP & Infrastructure Class A shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	1,081,474.9760	9.19%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	1,592,145.8840	13.52%

As of October 2, 2019, securities of the Catalyst MLP & Infrastructure Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst MLP & Infrastructure Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst MLP & Infrastructure Fund Class C Shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	560,252.1010	7.72%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	795,058.9400	10.96%
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As of October 2, 2019, securities of the Catalyst MLP & Infrastructure Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst MLP & Infrastructure Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst MLP & Infrastructure Fund Class I shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	5,658,063.1570	22.00%
LPL Financial 4707 Executive Drive San Diego, CA 92121	9,458,890.6080	36.78%*
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	2,020,012.0710	7.85%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 2, 2019, securities of the Catalyst MLP & Infrastructure Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 1.2% of the outstanding Class I shares of the Fund.

GOI Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the GOI Fund Class A shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
TD Ameritrade Inc. Theodore M Groesbeck ROTH IRA 12 N State Rt 17 Paramus NJ 07652-2608	23,502.2010	21.20%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9,216.0480	8.31%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	21,575.0150	19.46%
Oppenheimer & Co. Inc. Michael O’Donnell IRA 3 Monticello Circle North Easton, MA 02356	7,174.0080	6.47%
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Theodore Groesbeck 12 Route 17 North STE 130 Paramus, NJ 07652	19,566.8140	17.65%

As of October 2, 2019, securities of the GOI Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

GOI Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the GOI Fund Class C shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	4,388.9340	19.50%
D180024079 O’Connell Joint Revocable Tr U/A/DTD 6/29/2009 4431 Chula Vista	5,597.6070	24.87%
American Enterprise INV SVCS 707 2nd Avenue South Minneapolis, MN 55402	4,681.0320	20.79%
Constellation Trust Co. Georgette Colter IRA 9 Nina Court SW Isanti, MN 55040	2,399.6600	10.66%

As of October 2, 2019, securities of the GOI Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

GOI Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the GOI Fund Class I shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	4,547.5550	9.01%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	4,002.6550	7.93%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	3,959.7460	7.84%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	3,045.4580	6.03%
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National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	2,913.5150	5.77%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	2,582.2850	5.11%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	3,540.2850	7.01%
National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	2,611.1150	5.17%
Jerry & Isobel Szilagyi 5 Abbington Drive Lloyd Harbor, NY 11743	8,772.7110	17.37%

As of October 2, 2019, securities of the GOI Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 17.37% of the outstanding Class I shares of the Fund.

Catalyst/MAP Global Equity Fund Class A Shares

No shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst/MAP Global Equity Fund Class A shares on October 2, 2019.

As of October 2, 2019, securities of the Catalyst/MAP Global Equity Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst/MAP Global Equity Fund Class C Shares

No Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst/MAP Global Equity Fund Class C shares on October 2, 2019.

As of October 2, 2019, securities of the Catalyst/MAP Global Equity Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst/MAP Global Equity Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst/MAP Global Equity Fund Class I shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd, 5th FL Weehawken, NJ 07086	437,291.0210	14.41%
LPL Financial 4707 Executive Drive San Diego, CA 92121	708,951.1440	23.37%
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Charles Schwab & Co. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	560,218.7390	18.46%
Charles Schwab & Co. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	187,029.3830	6.16%

As of October 2, 2019, securities of the Catalyst/MAP Global Equity Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst /Lyons Tactical Allocation Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst/Lyons Tactical Allocation Fund Class A shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	47,366.0030	5.72%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	93,581.8130	11.31%

As of October 2, 2019, securities of the Catalyst /Lyons Tactical Allocation Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst /Lyons Tactical Allocation Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst /Lyons Tactical Allocation Fund Class C shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	279,712.5730	21.06%

As of October 2, 2019, securities of the Catalyst /Lyons Tactical Allocation Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

38

Catalyst/Lyons Tactical Allocation Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst/Lyons Tactical Allocation Fund Class I shares on October 5, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
UBS WM USA 1000 Harbor Blvd Weehawken, NJ 07086	204,571.4720	12.11%
LPL Financial 4707 Executive Drive San Diego, CA 92121	262,892.2140	15.56%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	851,585.6580	50.40%*

*May be deemed to control Class I shares of the Fund because holds more than 25% of the outstanding Class I shares.

As of October 2, 2019, securities of the Catalyst/Lyons Tactical Allocation Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

Catalyst Dynamic Alpha Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Dynamic Alpha Fund Class A shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	2,664,481.0550	44.68%*

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 5, 2019, securities of the Catalyst Dynamic Alpha Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

39

Catalyst Dynamic Alpha Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Dynamic Alpha Fund Class C shares on October 2, 2019 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	614,442.3500	20.53%
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	339,755.3720	11.35%

As of October 2, 2019, securities of the Catalyst Dynamic Alpha Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Dynamic Alpha Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Dynamic Alpha Fund Class I shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	459,937.8180	7.21%
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,188,017.7150	18.63%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	1,168,197.1990	18.32%
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	422,353.7500	6.62%

As of October 2, 2019, securities of the Catalyst Dynamic Alpha Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

40

Catalyst Buyback Strategy Fund Class A Shares

No Shareholders were known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Buyback Strategy Fund Class A shares on October 2, 2019.

As of October 2, 2019, securities of the Catalyst Buyback Strategy Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Buyback Strategy Fund Class C Shares

No Shareholders were known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Buyback Strategy Fund Class C shares on October 2, 2019.

As of October 2, 2019, securities of the Catalyst Buyback Strategy Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Buyback Strategy Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Buyback Strategy Fund Class I shares on October 5, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	459,937.8180	7.21%
LPL Financial 4707 Executive Drive San Diego, CA 92121	1,188,017.7150	18.63%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	1,168,197.1990	18.32%
Charles Schwab & Co. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	422,353.7500	6.62%

As of October 5, 2019, securities of the Catalyst Buyback Strategy Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class I shares of the Fund.

41

Catalyst Enhanced Core Fund Class A Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Enhanced Core Fund Class A shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	20,100.7540	20.02%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10,800.2920	10.76%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6,077.6900	6.05%
David Miller 1521 Alton Road, Box 527 Miami Beach, FL 33139	11,804.7220	11.76%
Todd Schroeder Solo 401K Trust 208 Heron Creek Court Roseville, CA 95661	6,225.6950	6.20%

*May be deemed to control Class A shares of the Fund because holds more than 25% of the outstanding Class A shares.

As of October 2, 2019, securities of the Catalyst Enhanced Core Fund Class A shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class A shares of the Fund.

Catalyst Enhanced Core Fund Class C Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Enhanced Core Fund Class C shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC Susan Fitzgerald P.O. Box 2052 Jersey City, NJ 07303	1,126.9720	5.77%
Pershing LLC Abigail Klem P.O. Box 2052 Jersey City, NJ 07303	1,494.0780	7.65%
Pershing LLC Stephen Evers P.O. Box 2052 Jersey City, NJ 07303	5,335.5700	27.33%*
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	1,242.6300	6.36%
42

Pershing LLC Sylvia Wack P.O. Box 2052 Jersey City, NJ 07303	1,081.4710	5.54%
Pershing LLC D-M Products Inc. PS P.O. Box 2052 Jersey City, NJ 07303	2,883.9220	14.77%
Hilliard Lyons Trust 480 Pilgrim Way Ste 1000 Green Bay, WI 54304	1,082.2510	5.54%
Constellation Trust Co Sylvia Wilson IRA 3885 Mary Lee Dr Memphis, TN 38116	1,432.7670	7.34%

*May be deemed to control Class C shares of the Fund because holds more than 25% of the outstanding Class C shares.

As of October 2, 2019, securities of the Catalyst Enhanced Core Fund Class C shares owned by all officers and trustees, including beneficial ownership, as a group represented less than 1% of the outstanding Class C shares of the Fund.

Catalyst Enhanced Core Fund Class I Shares

Shareholders known by the Trust to own of record 5% or more of the outstanding shares of the Catalyst Enhanced Core Fund Class I shares on October 2, 2019 and the percentage of the outstanding shares owned on that date are listed below.

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego, CA 92121	15,870.1580	10.27%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	18,825.9060	12.18%
Jerry & Isobel Szilagyi JTWROS 5 Abbington Drive Lloyd Harbor, NY 11743	18,103.3570	11.72%

As of October 2, 2019, securities of the Catalyst Enhanced Core Fund Class I shares owned by all officers and trustees, including beneficial ownership, as a group represented 11.72% of the outstanding Class I shares of the Fund.

ADVISOR AND SUB-ADVISORS

Catalyst Capital Advisors LLC (the “Advisor”) has been retained by the Trust, on behalf of the Funds under a Management Agreements to act as each Fund’s Advisor, subject to the authority of the Board. Catalyst Capital Advisors was organized under the laws of New York on January 24, 2006. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers each Fund’s investment program. The address of the Advisor is 36 N. New York Avenue, Huntington, NY 11743. Jerry Szilagyi is the controlling member of the Advisor.

43

The Management Agreement provides that the Advisor will provide the applicable Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, each Fund pays the Advisor a monthly management fee based on its average daily net assets at the annual rates set forth below:

Fund	Contractual Advisory Fee
Small-Cap Insider	1.25%
Insider Buying	1.00%
Growth of Income	1.00%
Global Equity	1.00%
Tactical Allocation	1.25%
Dynamic Alpha	1.00%
Buyback Strategy	1.00%
Enhanced Core	0.99%
MLP & Infrastructure	1.25%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Funds’ total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at the levels set forth in the table below through October 31, 2020.

Fund	Expense Limitation
Small-Cap Insider	Class A – 1.78% Class C – 2.53% Class I – 1.53%
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Insider Buying	Class A – 1.53% Class C – 2.28% Class I – 1.28%
MLP & Infrastructure	Class A – 1.68% Class C – 2.43% Class I – 1.43%
Buyback Strategy	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Growth of Income	Class A – 1.38% Class C – 2.13% Class I – 1.13%
Global Equity	Class A – 1.21% Class C – 1.96% Class I – 0.96%
Tactical Allocation	Class A – 1.53% Class C – 2.28% Class I – 1.28%
Dynamic Alpha	Class A – 1.38% Class C – 2.13% Class I – 1.13%
Enhanced Core	Class A – 1.49% Class C – 2.24% Class I – 1.24%

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three years following the date on which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver or the expense limitation in effect at the time of recoupment and the repayment is approved by the Board.

The Management Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the renewal of the Management Agreement for each Fund can be found in the Funds’ Annual Report to Shareholders dated June 30, 2019.

Each Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

The table below provides information about the advisory fees paid to the Advisor of each Fund for each of the fiscal periods ended June 30:

Fund		2017	2018	2019
Small-Cap Insider Buying Fund	Total Advisory Fee	$302,465	$220,226	$208,719
	Waiver	$89,693	$82,177	$100,091
	Net Advisory Fee	$212,772	$138,049	$108,628
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Insider Buying	Total Advisory Fee	$945,634	$603,601	$536,494
	Waiver	-	$47,148	$57,926
	Net Advisory Fee	$945,634	$556,453	$478,568
MLP & Infrastructure	Total Advisory Fee	$1,286,501	$1,995,734	$2,332,219
	Waiver	$115,260	$177,202	$103,243
	Net Advisory Fee	$1,171,241	$1,818,532	$2,228,976
Buyback Strategy Fund	Total Advisory Fee	$101,695	$123,342	$236,065
	Waiver	$68,815	$81,377	$67,033
	Net Advisory Fee	$32,880	$41,965	$169,032
GOI Fund	Total Advisory Fee	$96,166	$71,924	$48,420
	Waiver	$75,616	$82,728	$105,468
	Net Advisory Fee	$20,550	$(10,804)	$(57,048)
Global Equity Fund	Total Advisory Fee	$342,675	$403,699	$479,383
	Waiver	$36,543	$53,577	$156,528
	Net Advisory Fee	$306,132	$350,122	$322,855
Tactical Allocation Fund	Total Advisory Fee	$1,276,106	$1,159,524	$1,121,914
	Waiver	$222,067	$234,191	$247,376
	Net Advisory Fee	$1,054,039	$925,333	$874,538
Dynamic Alpha Fund	Total Advisory Fee	$1,932,622	$3,484,481	$3,910,586
	Waiver	$177,113	$309,787	$343,166
	Net Advisory Fee	$1,755,509	$3,174,694	$3,567,420
Enhanced Core Fund	Total Advisory Fee	$9,407	$19,867	$37,722
	Waiver	$55,830	$70,332	$78,300
	Net Advisory Fee	$0	$(50,465)	$(40,578)

Sub-Advisor – MLP & Infrastructure Fund

SL Advisors, LLC. (“SL Advisors” or “Sub-Advisor”), an investment advisory firm founded in 2009 and registered as an investment advisor with the Securities and Exchange Commission on October 8, 2014. SL Advisors has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. SL Advisors is controlled by Mr. Simon Lack. In addition to serving as the investment sub-advisor to the Fund, SL Advisors provides investment advice to individuals, family offices and institutions. The Advisor and the Trustees have chosen to engage SL Advisors as Sub-Advisor to the Fund in part because of SL Advisors’ prior expertise and performance in advising other accounts similar in strategies to that of the Fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay SL Advisors 50% of the net advisory fees earned by the Investment Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. For the fiscal periods ended June 30, 2017, June 30, 2018 and June 30, 2019 SL received $585,621, $909,266.08 and $1,114,488, respectively, in sub-advisory fees for its services to the MLP & Infrastructure Fund.

Sub-Investment Advisor –Global Equity Fund

Managed Asset Portfolios, LLC (“MAP”)., an investment advisory firm founded in 2000, has been retained to act as the Sub-Advisor to the Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. MAP is controlled by Michael Dzialo, MAP’s President and Managing Member. MAP also provides investment advisory services to high net worth individuals, institutions, pension and profit-sharing plans and charitable organizations. The Investment Advisor and the Trustees have chosen to engage MAP’s services as Sub-Advisor to the Funds in part because of MAP’s prior expertise and performance in advising other accounts similar in objective to that of the Funds.

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As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay MAP 50% of the net advisory fees earned by the Advisor from each Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Funds. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is in the Fund’s Annual Report to Shareholders dated June 30, 2017. For the fiscal periods ended June 30, 2017, June 30, 2018 and June 30, 2019, MAP received $153,066, $76,961.04 and $161,427 respectively, in sub-advisory fees for its services to the Global Equity Fund.

Sub-Investment Advisor –Tactical Allocation Fund

Lyons Wealth Management LLC (“Lyons”), an investment advisory firm founded in 2009, has been retained to act as the Sub-Advisor to the Tactical Allocation Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Lyons is controlled by Alexander Read. Lyons also provides investment advisory services to high net worth individuals and associated trusts, estates, pension and profit-sharing plans. The Advisor and the Trustees have chosen to engage Lyons’ services as Sub-Advisor to the Tactical Allocation Fund in part because of Lyons’ prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Tactical Allocation Fund, the Advisor will pay Lyons 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement is in the Fund’s Annual Report to Shareholders dated June 30, 2019. For the fiscal periods ended June 30, 2017, June 30, 2018 and June 30, 2019, Lyons received $527,020, $462,666.65 and $437,268, respectively, in sub-advisory fees for its services to the Tactical Allocation Fund.

Sub-Investment Advisor – Dynamic Alpha Fund

Cookson, Peirce & Co., Inc., an investment advisory firm founded in 1984 (“CP” or the “Sub-Advisor”), has been retained to act as the Sub-Advisor to the Dynamic Alpha Fund under an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Over the last 20 years, the Sub-Advisor has managed the assets of some of the country’s most prominent families and institutions. As of June 30, 2018, the Sub-Advisor had approximately $1.428 billion in assets under management. The Investment Advisor and the Trustees have chosen to engage CP’s services as Sub-Advisor to the Dynamic Alpha Fund in part because of CP’s prior expertise and performance in advising other accounts similar in objective to that of the Fund.

As compensation for the sub-advisory services it provides to the Dynamic Alpha Fund, the Advisor will pay the Sub-Advisor a minimum of 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Dynamic Alpha Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Dynamic Alpha Fund. The Sub-Advisory Agreement is effective for an initial two-year period and continues in effect for successive twelve-month periods, provided that the Board annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval renewal of the Sub-Advisory Agreement is in the Fund’s Annual Report to Shareholders dated June 30, 2018. For the fiscal period ended June 30, 2017, June 30, 2018 and June 30, 2019, CP received $1,046,890, $1,797,561.77 and $2,006,300, respectively, in sub-advisory fees for its services to the Dynamic Alpha Fund.

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Portfolio Managers –Catalyst Small-Cap Insider Buying Fund, Catalyst Insider Buying Fund and Catalyst Enhanced Core Fund

David Miller is the senior portfolio manager responsible for the day-to-day management of the Catalyst Small-Cap Insider Buying Fund, and Catalyst Insider Buying Fund. Charles Ashley also serves as a portfolio manager of Catalyst Enhanced Core Fund . Mr. Miller’s compensation from the Fund’s advisor is based on a percentage of the overall profits of the advisor. He is also entitled to a portion of the proceeds if the advisor sells all or a portion of the advisor's business. He also participates in a pension plan. Mr. Ashley’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on the discretion of the Advisor.

Portfolio Managers –Global Equity Fund

Subject to the oversight and approval of the Advisor, Mr. Michael Dzialo, Mr. Peter Swan and Karen Culver, as portfolio managers, have primary responsibility for the day-to-day management of the portfolio of the Funds. Mr. Dzialo’s compensation is based on a salary plus the overall profits of MAP. He is also the majority owner of MAP and therefore benefits from any increase in value of the firm. Mr. Swan’s compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business. He also holds an ownership stake in the firm and therefore benefits proportionately from any increase in the value of the firm. Ms. Culver’s compensation is based on a salary plus a percentage of the profits from MAP’s mutual fund business. She also holds an ownership stake in the firm and therefore benefits proportionately from any increase in the value of the firm.

Portfolio Managers –Tactical Allocation Fund

Subject to the oversight and approval of the Advisor, Alexander Read and Matthew Ferratusco are jointly and primarily responsible for the day-to-day management of the portfolio of the Tactical Allocation Fund. Messrs. Read and Ferratusco’s compensation from Lyon’s is based on a salary plus a discretionary bonus based on the overall profits of the firm.

Portfolio Managers – Dynamic Alpha Fund

Bruce W. Miller, Cory S. Krebs and Luke O’Neill are the portfolio managers responsible for the day-to-day management of the Dynamic Alpha Fund. Messrs. Miller, Krebs and O’Neills’ compensation from the Funds’ sub-advisor is based on a fixed salary plus bonus based on the overall profits of the Sub-Advisor. They are also entitled to a portion of the proceeds if the sub-advisor sells all or a portion of the advisor's business. They also participate in a 401(k) retirement plan.

Portfolio Managers - Buyback Strategy Fund

Michael Schoonover and Charles Ashley serve as the Fund's portfolio managers and, in that capacity, are primarily responsible for the day-to-day management of the Fund including execution of portfolio transactions. The Advisor compensates Mr. Schoonover with a fixed base salary and a discretionary bonus based on performance and the profitability of the Fund. Mr. Ashley’s compensation from the Advisor is a fixed base salary and a discretionary bonus based on the discretion of the Advisor.

Portfolio Manager - MLP & Infrastructure Fund

Subject to the oversight and approval of the Advisor, Mr. Lack, as portfolio manager, is primary responsible for the day-to-day management of the portfolio of the Fund. Mr. Lacks compensations is based on a percentage of the overall profits/salary plus bonus based on a percentage of overall profits of SL Advisors.

Portfolio Managers’ Other Accounts Managed – All Funds

As of June 30, 2019, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by David Miller, Michael Schoonover, Simon Lack, Michael Dzialo, Peter Swan, Karen Culver, Alexander Read, Matthew Ferratusco, Bruce W. Miller, Cory S. Krebs, Luke O’Neill and Charles Ashley are as follows:

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Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
David Miller	9	$159	0	$0	0	$0
Michael Schoonover	1	$25	0	$0	0	$0
Simon Lack	2	$211.1	0	$0	99	$58.3
Michael Dzialo	2	$85.8	3	$58.8	1736	$689.7
Peter Swan	2	$85.8	2	$45.8	1736	$689.7
Karen Culver	2	$85.8	3	$58.8	1736	$689.7
Alexander Read	1	$67	0	$0	203	$60
Matthew Ferratusco	1	$67	0	$0	181	$50
Cory S. Krebs	1	$340	0	$0	1,138	$1,322
Bruce W. Miller	1	$340	0	$0	1,138	$1,322
Luke O’Neill	1	$340	0	$0	1,138	$1,322
Charles Ashley	5	$68	0	$0	0	$0

The advisory fee for the registered investment companies, other pooled investment vehicles or other accounts managed by each of the portfolio managers listed above, are not based on the performance of the respective account.

The following table shows the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of June 30, 2019.

Name of Portfolio Manager	Fund Name	Dollar Range of Equity Securities in the Funds
David Miller	Small-Cap Insider Buying Fund	None
	Insider Buying Fund	None
	Enhanced Core Fund	$100,001-$500,000
Michael Schoonover	Buyback Strategy Fund	$25,000 - $50,000
Simon Lack	MLP & Infrastructure Fund	Over $1,000,000
Michael Dzialo	Global Equity Fund	$5000 - $10,000
Peter Swan	Global Equity Fund	$50001 - $10,0000
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Karen Culver	Global Equity Fund	$5000 - $10,000
Alexander Read	Tactical Allocation Fund	None
Matthew Ferratusco	Tactical Allocation Fund	$0 - $10,000
Bruce W. Miller	Dynamic Alpha Fund	$50,000 - $100,000
Cory S. Krebs	Dynamic Alpha Fund	$100,000 - $500,000
Luke O’Neill	Dynamic Alpha Fund	$10,000 - $50,000
Charles Ashley	Buyback Strategy Fund	None

Potential Conflicts of Interest – Advisor and Sub-Advisors

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the Advisor or Sub-Advisors determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio managers may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where an Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because each portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the portfolio managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Funds’ assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Funds’ assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

Each Advisor, Sub-Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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CODE OF ETHICS

Catalyst, GIM, MAP, Lyons, CP, SL, Northern Lights Distributors, LLC and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Funds, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the applicable effective date for each Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitoring the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitoring Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) preparing and coordinating the printing of semi-annual and annual financial statements; (4) preparing selected management reports for performance and compliance analyses; (5) preparing and disseminating materials for and attend and participate in meetings of the Board; (6) determining income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) reviewing the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) preparing and maintaining the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assisting in and monitoring the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CEN, N-CSR, N-Q and N-PX; (10) coordinating the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determining, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitoring sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitoring the calculation of performance data for the Fund; (14) preparing, or cause to be prepared, expense and financial reports; (15) preparing authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) providing information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assisting each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) performing other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of

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yield and total return for the Funds; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Funds’ custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, each of the Funds pay GFS an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses. The Funds paid the following amounts to GFS for the fiscal years ended June 30, 2017, June 30, 2018 and June 30, 2019:

Fund	Fiscal Year Ended June 30, 2017	Fiscal Year Ended June 30, 2018	Fiscal Year Ended June 30, 2019
Small-Cap Insider Buying Fund	$11,959	$10,944	$19,793
Insider Buying	$31,397	$20,867	$36,162
MLP & Infrastructure	$31,830	$49,332	$82,221
Buyback Strategy Fund	$7,741	$8,620	$21,646
GOI Fund	$8,261	$7,369	$12,589
Global Equity Fund	$17,655	$17,162	$31,869
Tactical Allocation Fund	$34,522	$28,245	$48,863
Dynamic Alpha Fund	$58,446	$93,773	$169,397
Enhanced Core Fund	$6,537	$9,757	$16,000

        MFund Services LLC (“MFund”) provides the Funds with various management and administrative services. For these services, the Funds pay MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the Funds in the Trust advised by Catalyst Capital Advisors LLC):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion

In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Catalyst Capital Advisors LLC and of AlphaCentric Advisors LLC, and a Trustee of the Trust. For the fiscal years ended June 30 the Funds paid MFund the following fees for its management services:

Fund	2019	2018	2017
Small-Cap Insider Buying	$8,992	$9,193	$11,754
Insider Buying	$16,810	$19,366	$27,287
MLP & Infrastructure	$48,659	$42,585	$29,442
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Buyback Strategy	$10,623	$7,598	$7,343
GOI Fund	$6,159	$6,713	$7,108
Global Equity Fund	$16,230	$14,606	$12,792
Tactical Allocation Fund	$25,850	$27,022	$28,979
Dynamic Alpha	$97,550	$86,985	$50,725
Enhanced Core	$5,599	$5,316	$5,136

COMPLIANCE SERVICES

Pursuant to an Employment Services Agreement, MFund Services provides employment related services to the Trust’s Chief Compliance Officer, including payroll services, office space, supplies, and health insurance and other benefits. During the fiscal years ended June 30, 2017, June 30, 2018 and June 30, 2019, the Funds paid MFund Services the following amounts for compliance services:

Fund	June 30, 2017	June 30, 2018	June 30, 2019
Small-Cap Insider Buying Fund	$6,009	$5,869	$5,821
Insider Buying	$7,856	$7,066	$6,745
MLP & Infrastructure Fund	$13,072	$14,232	$14,599
GOI Fund	$10,062	$10,458	$9,027
Global Equity Fund	$9,014	$9,397	$9,548
Tactical Allocation Fund	$11,959	$13,083	$13,468
Dynamic Alpha Fund	$15,693	$19,972	$19,960
Buyback Strategy Fund	$8,821	$8,734	$3,055
Enhanced Core Fund	$5,357	$5,512	$5,456

CUSTODIAN

Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association (the “Custodian”), 1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212, the Custodian serves as the custodian of the Funds. The Custodian has custody of all securities and cash of the Funds. The Custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. BBD, LLP will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

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DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to a Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Funds have adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under each Fund’s Plan related to the Class A Shares, the Funds incur an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Funds are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, the Funds may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under each Fund’s Plan related to the Class C Shares, the Funds incur an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fees”).

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

Each Fund’s Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board, including a majority of the trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). Each Fund’s Plan may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of a Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to a Fund’s Plan would be required to be approved by vote of the Board, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Funds may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing

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support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

The table below states the amounts paid by each Fund’s Class A and Class C shares under the distribution plan for the year ended June 30, 2019.

Fund	Class A Shares	Class C Shares
Small-Cap Insider Buying Fund	$20,580	$29,199
Insider Buying Fund	$58,781	$129,786
MLP & Infrastructure Fund	$121,845	$302,212
Buyback Strategy Fund	$17,582	$68,898
GOI Fund	$7,978	$1,854
Global Equity Fund	$29,481	$97,803
Tactical Allocation Fund	$62,932	$259,537
Dynamic Alpha Fund	$349,531	$613,471
Enhanced Core Fund	$2,332	$1,686

The table below states the principal types of activities for which each Fund made payments under the distribution plan for the year ended June 30, 2019.

Fund	Advertising & Sales Literature	Printing & Mailing of Prospectuses	Compensation to Underwriters	Compensation to Broker Dealers	Reimbursement to the Advisor for other distribution related expenses	Interest, Carrying or other Financial Charges	Other- Accrued and Unpaid Expenses
Small-Cap Insider Buying Class A	-	-	-	$9,542	-	-	$11,038
Class C	-	-	-	$30,099	-	-	$(900)
Insider Buying Class A	-	-	-	$56,469	-	-	$(17,688)
Class C	-	-	-	$131,657	-	-	$(1,871)
MLP & Infrastructure Class A				$116,532	-	-	$(9,687)
Class C				$301,423	-	-	$789
GOI Class A	-	-	-	$1,779	-	-	$6,199
Class C	-	-	-	$1,845	-	-	$9
Global Equity Class A	-	-	-	$25,147	-	-	$(11,666)
Class C	-	-	-	$97,418	-	-	$385
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Tactical Allocation Class A	-	-	-	$63,225	-	-	$(47,293)
Class C	-	-	-	$262,693	-	-	$(3156)
Dynamic Alpha Class A	-	-	-	$263,284	-	-	$(16,753)
Class C	-	-	-	$599,425	-	-	$14,046
Buyback Strategy Class A	-	-	-	$17,948	-	-	$(366)
Class C	-	-	-	$68,414	-	-	$484
Enhanced Core Class A	-	-	-	$1,708	-	-	$624
Class C	-	-	-	$1,655	-	-	$31

The Distributor for the Fund did not receive any commissions and other compensation during the fiscal period April 16, 2016 through December 31, 2016.

Distribution Agent. Alt Fund Distributors LLC (“Distribution Agent”), located at 4925 South Webster Ct., Littleton CO 80123, an affiliate of the Advisor, provides marketing and other services intended to result in the sale of Fund shares pursuant to the Wholesale and Distribution Agent Agreement between the Trust, Advisor, Distributor and Distribution Agent. For such services, Distribution Agent is entitled to receive 0.005% on the sale of Fund shares from the Advisor, a portion of which may be offset by dealer reallowances, and 12b-1 fees. For the fiscal year ended June 30, 2019, Distribution Agent received the amounts set forth below:

Fund	Net Underwriting Discounts and Commissions
Small-Cap Insider Buying Fund	$760
Insider Buying	$3,447
MLP & Infrastructure	$114,656
Buyback Strategy Fund	$13,268
GOI Fund	$811
Global Equity Fund	$10,740
Tactical Allocation Fund	$27,958
Dynamic Alpha Fund	$90,937
Enhanced Core Fund	$2,409

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Funds, the Advisor

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or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Funds on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Funds’ shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Funds’ shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Funds’ shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Funds may use financial firms that sell its shares to effect portfolio transactions for the Funds, the Funds and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the respective Fund’s Advisor or Sub-Advisor, as follows:

Fund	Responsible Party
Small-Cap Insider Buying	Catalyst
Insider Buying	Catalyst
MLP & Infrastructure	SL
GOI	GIM
Global Equity	MAP
Tactical Allocation	Lyons
Dynamic Alpha	CP
Buyback Strategy Fund	Catalyst
Enhanced Core	Catalyst

The proxy voting delegates may further delegate such proxy voting to a sub-advisor or a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and

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procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board. A copy of the proxy voting policies are attached hereto as Appendix B through Appendix G.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Funds’ response to market conditions. The portfolio turnover rate of the Funds for the fiscal periods ended June 30 were as follows:

Fund	2017	2018	2019
Small-Cap Insider Buying	228%	188%	260%
Insider Buying	160%	153%	220%
MLP & Infrastructure	32%	49%	40%
GOI	48%	16%	60%
Global Equity	26%	30%	13%
Tactical Allocation	95%	146%	182%
Dynamic Alpha	95%	87%	113%
Buyback Strategy	734%	836%	752%
Enhanced Core	151%	149%	137%

The increase in the portfolio turnover rate of the Tactical Allocation Fund from 95% in the 2017 fiscal year to 146% in the 2018 fiscal year was due to a combination of investment decisions and investment activity from new assets coming into the Fund.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor and Sub-Advisors attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor or Sub-Advisors, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor or Sub-Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor or Sub-Advisor for

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effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor or Sub-Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s or Sub-Advisor’s overall responsibilities to the Funds and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor or Sub-Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's or Sub-Advisor’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor or Sub-Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor or Sub-Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisor’s receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor or Sub-Advisor in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor or Sub-Advisor in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor or Sub-Advisor. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor or Sub-Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor or Sub-Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, each Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by each Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the 1940 Act, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Funds as a principal in the purchase and sale of securities.

The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable

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execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, Sub-Advisor, the Distributor or their affiliates.

The Funds paid the following amounts in commissions on the purchase and sale of securities for fiscal periods ended June 30. No commissions were paid to the Distributor.

Fund	2019	2018	2017
Small-Cap Insider Buying	$233,872	$64,683	$107,909
Insider Buying	$126,329	$67,917	$212,770
MLP & Infrastructure	$69,425	$68,692	$47,891
GOI	$4,128	$369	$2,188
Global Equity	$14,805	$12,411	$12,713
Tactical Allocation	$30,001	$42,520	$37,080
Dynamic Alpha	$104,159	$92,337	$62,479
Buyback Strategy	$194,489	$105,675	$46,151
Enhanced Core	$2,560	$1,918	$839

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next

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determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current NAV to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.

(a)	Investor's current purchase of Class A shares in the Fund; and

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(b)	The NAV (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current NAV and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at NAV. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH

CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to the Prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) the Prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge

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reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

NET ASSET VALUE

For each Fund, NAV per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The net asset value per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued, by independent pricing services, as follows:

•	Exchange-traded domestic equity securities are generally valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market). Domestic equity securities traded on the NASDAQ Stock Market are generally valued at the NASDAQ Official Closing Price (NOCP) on the date of valuation. Domestic equity securities that are not traded on an exchange are generally valued at the last sales price. Exchange-traded foreign equity securities are generally valued, in the appropriate currency, at the last quoted sales price on the relevant exchange. Foreign equity securities that are not exchange-traded are generally valued, in the appropriate currency, at the last sales price. Rights and warrants are valued at the last sales price on a national securities exchange.

•	Debt securities, including foreign debt securities, are valued by an approved independent pricing service. Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by approved independent pricing services.

•	Shares of ETFs and closed-end registered investment companies are valued in the same manner as other equity securities. Mutual funds are valued at their net asset values.

•	Foreign currencies are valued at the last quoted foreign exchange London close quotation from an approved independent pricing service. The value of assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange quotation.

•	Exchange-listed swaps and total return swaps on exchange-listed securities are generally valued at the last quoted sales price. Other swaps are valued by an approved independent pricing service. If no valuation is available from an approved independent pricing service, then at the price received from the broker-dealer/counterparty that issued the swap.

•	Exchange-traded options are generally valued at the closing price or last sale price on the primary exchange for that option as recorded by an approved independent pricing service. Exchange-traded options that are part of a straddle are valued at the mean price provided by an approved independent pricing service. Over-the-counter index options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments are generally valued at mean prices provided by an approved independent pricing service. In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

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•	Futures contracts are valued at their settlement price on the exchange on which they are traded. If settlement price is not available, the contracts are priced at the last trade price prior to the close. If the settlement price or last trade price is not available, then at the mean of the quoted bid and asked prices on such exchange.

•	Foreign currency forward contracts are valued by an approved independent pricing service at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the London Stock Exchange (usually 11:00 a.m. Eastern Time).

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Advisor using methods and procedures reviewed and approved by the Trustees.

TAX INFORMATION

Each Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. At June 30, 2018, the Funds below had capital loss carry forwards for federal income tax purposes available to offset future capital gains and utilized capital loss carryforwards as follows:

	Expiring 6/30/2017	Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF Utilized
Small-Cap Insider Buying		$$23,700,442	$4,522,677	$28,223,119	$1,631,355
Insider Buying	-	$12,370,539	-	$12,370,539	$6,787,191
Enhanced Core	-	-	-	-	-
Dynamic Alpha	-	-	-	-	-
Buyback Strategy	-	$423,595	-	$423,595	-
Growth of Income	-	-	-		-
Lyons Tactical Allocation	-	-	-		-
MAP Global Equity	-	-	-		-
MLP & Infrastructure	-	$5,066,963	-	$5,066,963	-

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For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, that Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in a Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. Each Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, each Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case a Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

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BACKUP WITHHOLDING

The Funds may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements.   Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

FOREIGN SHAREHOLDERS

The United States imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions to exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor. These exemptions from withholding are effective for distributions of income earned by a Fund in its fiscal years beginning after December 31, 2004 and ending before January 1, 2008.

The 2004 Tax Act also provides a partial exemption from U.S. estate tax for shares in a Fund held by the estate of a non-U.S. decedent. The amount treated as exempt is based on the proportion of assets in the Fund at the end of the quarter immediately preceding the decedent’s death that would be exempt if held directly by the non-U.S. investor. This provision applies to decedents dying after December 31, 2004 and before January 1, 2008.

FINANCIAL STATEMENTS

The financial statements of each Fund and the independent registered public accounting firm’s report appearing in the Annual Report for the fiscal year ended June 30, 2019 are incorporated herein by reference. You can obtain the Annual and Semi-Annual Reports without charge by calling the Funds at 1-866-447-4228.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest

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degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

CATALYST CAPITAL ADVISORS LLC

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisors Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Catalyst Capital Advisors LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors. While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability. Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions. Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests. Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency. Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

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The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-866-447-4228. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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Appendix C

Managed Asset Portfolios, LLC

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Policies

Policy

Managed Asset Portfolios, LLC (the “Adviser”) acts as discretionary investment adviser to high net worth individuals and institutional accounts (“clients”). Our policy is to exercise voting authority with respect to clients’ securities only if a client has authorized us to exercise such discretion pursuant to the client’s advisory contract or otherwise in writing.

Our policy is to vote proxies in the best interests of clients. In pursuing this policy, we vote in a manner that is intended to maximize the value of client’s assets. Our investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because we generally make investments in companies in which we have confidence in management, proxies generally are voted in accordance with management’s recommendation. We may vote a proxy in a manner contrary to management’s recommendation if, in our judgment, the proposal would not enhance shareholder value.

The procedures and guidelines described below are intended to implement this proxy voting policy.

procedures

Michael Dzialo, President, is responsible for monitoring corporate actions and ensuring that (a) proxies are received and forwarded to the appropriate decision makers; and (b) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

It is the responsibility and obligation of each adviser to monitor and report any conflicts that have arisen between clients and the firm that could affect the proxy voting process, including (a) significant client relationships; (b) other potential material business relationships; and (c) material personal and family relationships.

Proxy voting decisions will be determined by the applicable portfolio manager for each account. Issues not covered by these guidelines or any deviations from these guidelines must be discussed with and reviewed by two (2) portfolio managers, at least one of which must be the President.

The Adviser may determine not to vote a particular proxy if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

Voting Guidelines

The following guidelines will be used for each of the following four categories of issues:

Routine Proposals

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

• Approval of auditors

• Election of directors

• Indemnification provisions for directors

• Liability limitations of directors

• Name changes

• General updating/corrective amendment to charter

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Non-Routine Proposals

Issues in this category are more likely to affect the structure and operations of the corporation and therefore will have a greater impact on the value of a shareholder’s investment. We will review and vote on each issue in this category on a case-by-case basis. As previously stated, voting decisions will be made based on the economic interest of our clients. Non-routine matters include:

• Mergers and acquisitions

• Restructuring

• Re-incorporation

• Changes in capitalization

• Increase in number of directors

• Increase in preferred stock

• Increase in common stock

• Stock option plans

Corporate Governance Proposals

We will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category include:

• Poison pills

• Golden parachutes

• Greenmail

• Supermajority voting

• Dual class voting

• Classified boards

Shareholder Proposals

Proposals submitted by shareholders for vote usually include issues of corporate governance and other non-routine matters. We will review each issue on a case-by-case basis in order to determine the position that best represents the financial interest of the Fund. Shareholder matters include:

• Annual election of directors

• Anti-poison pill

• Anti-greenmail

• Confidential voting

• Cumulative voting

ConflictS OF INTEREST

The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Adviser or any person involved in the proxy decision-making process who currently serves on the company’s Board.
•	An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process who currently serves as a director or executive officer of the company.
•	The company is a client of the Adviser (or an affiliate of a client), provided that any client relationship that represents less than 2.5% of the firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive. All employees of the Adviser are obligated to disclose any potential conflict to the Chief Compliance Officer.

If a material conflict is identified, proxies will be voted for that company in the following manner:

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•	If our Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.
•	If the Guidelines do not cover an issue or indicate a “case-by-case” analysis, we will either seek the consent of applicable clients or the written recommendation of an independent third party.

recordkeeping

Members of the Compliance department are responsible for maintaining the following records:

•	proxy voting policies and procedures;
•	proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);
•	records of votes cast;
•	records of client requests for voting information; and
•	any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.
Disclosure

The Adviser will describe these Policies and Procedures in Part 2A of its Form ADV and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part 2A of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client’s securities. The Adviser will send the initial summary of these Policies and Procedures and the other information described in this Section to existing clients by separate notice.

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Appendix D

COOKSON, PEIRCE & Co., Inc.

PROXY VOTING POLICIES AND PROCEDURES

Objective

Cookson, Peirce & Co., Inc. (Advisor) recognizes that corporate governance and shareholder proposals can directly affect shareholder values. The purpose of this policy is to ensure that the

Advisor proxies for shares held in their mutual fund are voted in the best interest of the Advisor’s clients so as to maximize portfolio values over time.

Delegation

The Chief Investment Officer (CIO) has the responsibility for proxy voting and administration.

The CIO may delegate such responsibility to professional members of the investment staff who are qualified to analyze proxy issues and exercise prudence when discretion is required to vote proxies. The CIO or designees are responsible for insuring that they understand thoroughly the issues that arise in how proxies are voted. When appropriate, the CIO or the designee may consult with consultants or advisors.

Control

The CIO or the designee will vote proxies in a timely manner in accordance with this policy unless it is in the best interest of the Advisor’s clients to vote otherwise. The staff will maintain a record of votes on all proxy issues. If a proxy item on a substantial issue is voted for which no standard exists in this policy, a proxy exceptions report will be prepared and maintained in the proxy file. The exceptions report will document the reasons behind the vote and date of each corporate meeting at which the exception votes were cast. For the purposes of this policy, an issue is considered “substantial” when an outcome of the proposal could reasonably be expected or perceived to have a probable impact on the longtime value of the Advisor’s clients’ holdings in the company. The following items shall be maintained in a readily accessible record in the form of the proxy-voting file:

1. A record of all proxies voted during the preceding five years will be maintained in an easily accessible place, to include two years of records retained in the proxy-voting file onsite in the Advisor’s offices. The file will contain a copy of how a proxy was voted.

2. Any exceptions to the proxy policy will also be contained in this file.

3. A record of any proxies received but not voted due to special circumstances, including untimely receipt, re-registration, or blocking.

Use of Independent Service(s)

Use of an outside service(s) to administer and vote proxies in accordance with the Advisor’s proxy voting policy is authorized. The contract with such an agency will incorporate the Advisor’s proxy voting policy.

Specific Voting Standards

The following proxy issues are governed by a “For or Against” standard:

Corporate Governance Issues

•	Approve classified board Against
•	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote For
•	Eliminate or Limit Shareholders’ Right to Call a Special Meeting Against
•	Eliminate of Limit Shareholders’ Right to Act By Written Consent Against
•	Adopt or Increase Super Majority Vote Requirement Against
•	Allow Board to Consider Non-financial Effect of Merger Against
•	Adopt Fair Price Provision Against

Board of Directors Related Corporate Governance Issues

•	Restore or Provide for Cumulative Voting For
•	Require Majority of Independent Directors on Board For
•	Adopt Director Indemnification Provision For
•	Adopt Director Liability Provision For
•	Vote for Director(s) Missing 75% or More of Meetings Against

Compensation Issues

•	Allow for Repricing or Exchange of Underwater Options Against

Routine Corporate Administrative Issues

•	Ratification or Appointment of Auditors For
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Stock-related Corporate Governance Issues

•	Eliminate Pre-emptive Rights For

General Voting Standards

Certain proxy issues involve complex business matters that require subjective decision-making. These proxy issues will be voted on a case-by-case basis using the standards outlined below. Other proxy issues not mentioned in this policy will be voted in the best interest of the Advisor’s clients.

Board of Directors-related Corporate Governance Issues

•	Election of Directors and Compensation of Corporate Boards & Committees

The Advisor will generally vote with management but will monitor the make up of corporate boards of directors, as well as the relative numbers of inside and independent directors serving on the audit, compensation, and nominating committees of such boards. If it is perceived that it is in the shareholders’ best interest to seek a greater number of independent directors on a board or its committees, the Advisor will vote in a manner to encourage an increase in the number of independent directors required on the board or committees.

•	Increase or Reduce Size of Board

The Advisor will generally vote for management proposals related to the size of boards given a reasonable explanation for the change.

Compensation Issues

•	All other compensation issues including stock options, stock purchase plans, bonus plans

The Advisor generally supports compensation packages which represent long-term incentives, are related to objective performance measures, and which reflect the requirements and best practices of the current marketplace. The Advisor generally supports integrated, competitive compensation packages, which are governed by objective, performance-based standards for setting executive compensation levels.

Restructurings

•	Mergers, Acquisitions, Restructurings, or Sale of Assets

Proposals to restructure, merge with, be acquired by, or sell significant assets, or acquire significant assets of other companies submitted for shareholder approval will be evaluated individually, using the assistance of the Advisor’s investment staff to determine whether the transaction is in the best interest of the Advisor’s clients.

•	Reincorporation

The Advisor’s proxies will be voted against proposals to reincorporate in a different jurisdiction if a reincorporation would likely result in a significant adverse effect on shareholder rights or values. The Advisor’s proxies may be voted for proposals to reincorporate that would likely result in more effective and less costly corporate governance without significantly affecting shareholder rights or values.

Stock-related Corporate Governance Issues

•	Increase, decrease, amend, authorize common or preferred stock

The Advisor will support proposed changes in capital structure so long as the number of shares that would be authorized to be issued is reasonable in relation to the purposes for which the authorization is requested, a legitimate business purpose exists, and the proposal is not opposed to the best interest of the Advisor’s clients. As an example, it is often reasonable for a company to increase the number of authorized shares to implement a stock split, pay a stock dividend, raise new capital, effect a merger or acquisition, or make shares available for stock option plans. The Advisor will specifically not support shareholder proposals involving a) private issues of additional equity or equity type securities that would be issued as an anti-takeover measure, b) a change of control that is reasonably expected not to be in the best interest of the Advisor’s clients, c) excessive dilution of common shares providing no clear benefit to the company, d) any new issue or increase in previously issued blank check preferred stock (preferred stock with rights to be determined by the board at the time of issuance), or e) an increase in dual class shares.

•	Approved Common/Preferred Stock Issuance

a) Authorization of preferred stock

The Advisor will support a new class of preferred stock only if the issuance has a specific business purpose and only after evaluation of the rights and preferences of holders of the new preferred stock including any limitations on payments to the common shareholders. The Advisor proxies will not be voted in favor of issuing blank check preferred stock.

b) Authorization of common stock

The Advisor will vote proxies in favor of issuing new classes of common stock when there is a clearly specified rationale that promotes the interest of existing shareholders or at least not opposed to such interests. Because the creation of new classes of common stock may affect dividend, conversion, or other rights of existing shareholders, the proposal will be evaluated considering all relevant facts and circumstances.

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c) Share repurchases

The Advisor will generally support share repurchase plans so long as they have a rationale that promotes long term interest of the shareholders.

d) Approve or reverse stock split

The Advisor will generally support stock split proposals so long as they have a rationale that promotes the long-term interest of existing shareholders.

Social/Political Issues

•	Social or political proposals

The Advisor’s proxy voting decisions may not be based on personal views concerning social or political issues. Cookson, Peirce & Co., Inc. may have or require consideration of such matters when the investment staff could reasonably believe that adoption or rejection of social or political proposals submitted to shareholders might be expected to have a significant adverse effect on the value of a portfolio security. The Advisor will generally support management recommendation on social or political shareholder proposals so long as they are not, in the reasonable opinion of the

CIO or the designee in light of all relevant circumstances, opposed to the best long-term interests of the company and do not diminish significantly the rights or prerogatives of shareholders. Because the duty of the Advisor is to obtain the highest investment return commensurate with acceptable levels of risk, social or political considerations should not take precedence over economic risk and return considerations.

Conflicts of Interest

Where a proxy proposal raises a material conflict between the Advisor’s interests and a client’s interest, including a mutual fund client, the Advisor will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Advisor has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Advisor has discretion to deviate from the Guidelines with respect to the proposal in question, the Advisor will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Advisor’s conflict that the client would be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Advisor will abstain from voting the securities held by that client’s account. The Advisor will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflict of interest so identified by the Advisor will be addressed as described above.

Adopted: April 25, 2005

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Appendix E

Lyons Wealth Management, LLC

Proxy Voting Policy and Procedures

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, LWM considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	LWM lacks written proxy voting policies and procedures;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in Clients’ best interests;

•	Conflicts of interest between LWM and a Client are not identified or resolved appropriately;

•	Third-party proxy voting services do not vote proxies according to LWM’s instructions and in Clients’ best interests; and

•	Proxy voting records, Client requests for proxy voting information, and LWM’s responses to such requests, are not properly maintained;

•	LWM lacks policies and procedures regarding Clients’ participation in class actions; and

•	LWM fails to maintain documentation associated with Clients’ participation in class actions.

LWM has established the following guidelines as an attempt to mitigate these risks.

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Policies and Procedures

Proxy Voting

LWM does not have the authority to vote Client proxies for all Clients, only the Mutual Funds that LWM sub-advises, as disclosed in LWM’s standard advisory contract and Part 2 of Form ADV. If LWM inadvertently receives any proxy materials on behalf of a Client, the Company will promptly forward such materials to the Client.

For the purpose of the funds LWM sub-advises, proxies must be voted with diligence, care, and loyalty. LWM will vote each proxy in accordance with its fiduciary duty to its Clients. LWM will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, LWM will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Managing Director, Operations coordinates LWM’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires LWM to maintain certain books and records associated with its proxy voting policies and procedures. LWM’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Managing Director, Operations will ensure that LWM complies with all applicable recordkeeping requirements associated with proxy voting.

Absent specific Client instructions, LWM has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management. Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually. We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value. We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders. Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees. These may include:

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1.       Requiring senior executives to hold stock in a company.

2.       Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value. Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

•	The Managing Director, Portfolio Management will retain the following information in connection with each proxy vote:

o	The Issuer’s name;
o	The security’s ticker symbol or CUSIP, as applicable;
o	The shareholder meeting date;
o	The number of shares that LWM voted;
o	A brief identification of the matter voted on;
o	Whether the matter was proposed by the Issuer or a security-holder;
o	Whether LWM cast a vote;
o	How LWM cast its vote (for the proposal, against the proposal, or abstain); and
o	Whether LWM cast its vote with or against management.

•	If LWM votes the same proxy in two directions, the CCO will maintain documentation describing the reasons for each vote (e.g., LWM believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•	Proxies received after a Client terminates its advisory relationship with LWM will not be voted. The Managing Director, Operations will promptly return such proxies to the sender, along with a statement indicating that LWM’s advisory relationship with the Client has terminated, and that future proxies should not be sent to LWM.

Class Actions

LWM does not direct Clients’ participation in class actions, as disclosed in Part 2 of Form ADV. The CCO will determine whether to return any documentation inadvertently received regarding Clients’ participation in class actions to the sender, or to forward such information to the appropriate Clients.

Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients’ participation in class actions. The Proxy Voting Committee will evaluate any such conflicts and determine an appropriate course of action for LWM.

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LWM generally does not serve as the lead plaintiff in class actions because the costs of such participation typically exceed any extra benefits that accrue to lead plaintiffs.

Disclosures to Clients and Investors

LWM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how LWM voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, LWM does not disclose how it expects to vote on upcoming proxies. Additionally, LWM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

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Appendix F

SL Advisors, LLC

PROXY VOTING POLICIES AND PROCEDURES

______________________________________________________________________________

Background

An investment adviser has a duty of care and loyalty to its Clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such Clients. SL Advisors will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

SL Advisors does not have authority to vote proxies relating to client securities held by wealth management clients. These proxy voting policies and procedures apply strictly to the investment management services SL Advisors provides to RICs.

These policies and procedures are designed to deal with the complexities which may arise in cases where SL Advisors’ interests conflict or appear to conflict with the interests of its clients and to communicate to clients the methods and rationale whereby SL Advisors exercises proxy authority. This document is available upon client request. SL Advisors will also make available the record of SL Advisors’ votes promptly upon request.

The CCO of SL Advisors is responsible for monitoring the effectiveness of this policy. Unless contractually obligated to vote in a certain manner, SL Advisors will reach its voting decisions independently, after appropriate investigation. It does not generally intend to delegate its decision making or to rely on the recommendations of any third party, although it may take such recommendations into consideration. Where SL Advisors deviates from the guidelines listed below, or depends upon a third party to make the decision, the reasons shall be documented. SL Advisors may consult with such other experts, such as CPA’s, investment bankers, attorneys, etc., as it regards necessary to help it reach informed decisions.

Non-Voting of Proxies

SL Advisors will generally not vote proxies in the following situations:

•	Proxies are received for equity securities where, at the time of receipt, SL Advisors’ position, across all clients that it advises, is less than, or equal to, 1% of the total outstanding voting equity (an "immaterial position").
•	Proxies are received for equity securities where, at the time of receipt, SL Advisors’ Clients no longer hold that position.

Management Proposals

Absent good reason to the contrary, SL Advisors will generally give substantial weight to management recommendations regarding voting. This is based on the view that management is usually in the best position to know which corporate actions are in the best interests of common shareholders as a whole.

SL Advisors will generally vote for routine matters proposed by issuer management, such as setting a time or place for an annual meeting, changing the name or fiscal year of the company, or voting for directors in favor of the management proposed slate. Other routine matters in which SL Advisors will generally vote along with company management include: appointment of auditors, fees paid to board members, and change in the board structure. As long as the proposal does not: i) measurably change the structure, management, control or operations of the company; ii) measurably change the terms of, or fees or expenses associated with, an investment in the company; and the proposal is consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the company, SL Advisors will generally vote along with management.

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Non-Routine Matters

Non-routine matters might include such things as:

•	Amendments to management incentive plans
•	The authorization of additional common or preferred stock
•	Initiation or termination of barriers to takeover or acquisition
•	Mergers or acquisitions
•	Changes in the state of incorporation
•	Corporate reorganizations
•	Term limits for board members
•	"Contested" director slates

In non-routine matters, SL Advisors will attempt to be generally familiar with the questions at issue. Non-routine matters will be voted on a case-by-case basis, given the complexity of many of these issues.

Processing Proxy Votes

The Managing Partner will be responsible for determining whether each proxy is for a "routine" matter, as described above, and whether the Policy and Procedures set forth herein actually address the specific issue. For proxies that are not clearly "routine", SL Advisors, in conjunction with the Managing Partner, will determine how to vote each such proxy by applying these policies and procedures. Upon making a decision, the proxy will be executed and returned for submission to the company. SL Advisors’ proxy voting record will be updated at the time the proxy is submitted.

An independent proxy voting advisory and research firm may be appointed as a "Proxy Service" for voting SL Advisors’ proxies after approval by the Managing Partner and CCO.

Documenting Proxy Voting

SL Advisors will maintain copies of each proxy statement received and of each executed proxy; however, SL Advisors may rely on the SEC’s EDGAR system for records of proxy statements. SL Advisors will also maintain records relating to each proxy, including the voting decision on each proxy, and any documents that were material to making the voting decision.

SL Advisors will also maintain a record of each written request from a Client for proxy voting information and SL Advisors’ written response to any request from a Client for proxy voting information. These records shall be maintained in compliance with Rule 204-2.

Actual and Apparent Conflicts of Interest

Potential conflicts of interest between SL Advisors and its clients may arise when SL Advisors’ relationships with an issuer or with a related third party actually conflict, or appear to conflict, with the best interests of the SL Advisors’ clients.

If the issue is specifically addressed in these policies and procedures, SL Advisors will vote in accordance with these policies. In a situation where the issue is not specifically addressed in these Policies and Procedures and an apparent or actual conflict exists, SL Advisors shall either: i) delegate the voting decision to an independent third party; ii) inform clients of the conflict of interest and obtain advance consent of a majority of such clients for a particular voting decision; or iii) obtain approval of a voting decision from SL Advisors’ Managing Partner and CCO, who will be responsible for documenting the rationale for the decision made and voted.

In all such cases, SL Advisors will make disclosures to clients of all material conflicts and will keep documentation supporting its voting decisions.

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